Exhibit 10.14

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (herein called this "Amendment") made effective as of June 29, 2001 (the "Effective Date"), by and among E-DENTIST.COM, INC., a Delaware corporation, formerly known as Pentegra Dental Group, Inc. (herein called "Borrower"), and BANK ONE, TEXAS, N.A., individually as a Lender and as Agent for the Lenders (herein called "Agent"), and the Lenders party to the Original Agreement ("Lenders"), defined below.

                                   WITNESSETH:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of June 1, 1998, as amended by that certain letter agreement dated September 9, 1998, that certain First Amendment to Credit Agreement dated as of February 9, 1999, that certain Second Amendment to Credit Agreement dated as of July 15, 1999 and that certain Third Amendment to Credit Agreement dated as of June 1, 2000 (as the same may from time to time be further amended, supplemented, or restated, collectively, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower and Lenders desire to amend the Original Agreement to modify certain terms and provisions thereof as more fully set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which have been made by Lender to Borrower pursuant to the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

     Section 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement" shall have the same meanings therein whenever used in this Amendment. The term "Loan Documents (as defined in the Original Agreement) shall also include this Amendment and all of the documents, instruments, agreements and items executed in connection with this Amendment, and as described in Article V of this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment, the Original Agreement or any Loan Document, shall have the meanings assigned to them in this Section 1.2.

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          "AMENDMENT"  means this Fourth Amendment to Credit Agreement and Other
Loan Documents.

          "CREDIT AGREEMENT" means the Original Agreement, as amended hereby.

                                   ARTICLE II.

                         AMENDMENTS TO CREDIT AGREEMENT

     Section 2.1. DEFINED TERMS.

     (a) The following defined terms in Section 1.1. of the Credit Agreement are hereby amended in their entirety to read as follows:

          "BASE RATE" means, for each day, the per annum rate of interest which is two hundred (200) basis points above the Prime Rate. If the Prime Rate changes after the date hereof, the Base Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower, from time to time as of the effective date of each such change in the Prime Rate. The Base Rate shall in no event, however, exceed the Highest Lawful Rate.

          "BASE RATE LOAN" means all of the Loans which have been previously advanced to Borrower in accordance with the Credit Agreement, totaling the principal amount of Nine Million Two Hundred Forty-Seven Thousand Two Hundred Nineteen and 02/100 Dollars ($9,247,219.02), representing the sum of the outstanding principal balance of Eurodollar Loan No. 1 and the outstanding principal balance of Eurodollar Loan No 2, which Loan shall bear interest at the Base Rate.

          "BASE RATE PAYMENT DATE" means (i) the fifteenth (15th) day of each calendar month, beginning with July 15, 2001 and (ii) any day on which past due interest or principal is owed hereunder and is unpaid.

          "DEFAULT RATE" means, at the time in question, the per annum rate of interest which is four hundred (400) basis points above the Base Rate then in effect. The Default Rate shall in no event, however, exceed the Highest Lawful Rate.

          "ELIGIBLE TRANSFEREE" means any Person approved as an Eligible Transferee by Agent (provided that no Person organized outside of the United States may be an Eligible Transferee if Borrower would be required to pay withholding taxes on interest or principal owed to such Person).

          "LENDERS" means Bank One, Texas, N.A. together with its successors, assigns and transferees.

          "MATURITY DATE" means July 1, 2002.

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          "PRIME RATE" means the base  commercial  rate of interest as announced from time to time by Bank One, N.A. (which may not be the lowest, best or most favorable rate of interest which Bank One, N.A. may charge on loans to its customers).

     (b) The following new defined terms are hereby added to Section 1.1. of the Credit Agreement in appropriate alphabetical order:

          "WARRANT" means that certain Warrant to Subscribe for and Purchase Common Stock of e-dentist.com, Inc., issued as of the date hereof by Borrower to Bank One, N.A., granting to Bank One, N.A. the right to acquire a number of shares of Borrower's common stock equal to three percent (3%) of the total current number of outstanding shares of Borrower's common stock on a fully diluted basis.

     Section 2.2. BORROWER'S REDUCTION OF BORROWING AVAILABILITY. Section 2.2 of the Credit Agreement is hereby deleted in its entirety.

     Section 2.3. REQUESTS FOR NEW LOANS. Section 2.3 of the Credit Agreement is hereby deleted in its entirety.

     Section 2.4. CONTINUATIONS AND CONVERSIONS OF EXISTING LOANS. Section 2.4 of the Credit Agreement is hereby deleted in its entirety.

     Section 2.5. SCHEDULED PRINCIPAL AND INTEREST PAYMENTS. Section 2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 2.7 SCHEDULED PRINCIPAL AND INTEREST PAYMENTS. The principal amount of the Base Rate Loan shall be payable in monthly installments of $25,000.00 each and shall be due and payable beginning on July 15, 2001 (the "Monthly Payment") and continuing on the fifteenth (15th) day of every month thereafter until the Maturity Date, on which date the entire unpaid principal balance of the Base Rate Loan and all accrued and unpaid interest thereon shall be due and payable. In addition to the monthly principal installments described above, interest shall be payable monthly as it accrues through the fifteenth (15th) day of each month, said installments of interest becoming due and payable beginning July 15, 2001 and continuing on the fifteenth (15th) day of each month thereafter until the Maturity Date."

     Section 2.6. MANDATORY PREPAYMENTS. Section 2.8 of the Credit Agreement is hereby deleted in its entirety.

     Section 2.7. BOOKS, FINANCIAL STATEMENTS AND REPORTS. Sections 6.2(a) and 6.2(b) of the Credit Agreement are hereby amended in their entirety to read as follows:

          "(a) As soon as it is available, and in any event within one hundred five (105) days after the end of each Fiscal Year, Borrower shall deliver to Lenders a copy of Borrower's annual audited 10-K statement as filed with the Securities and Exchange Commission ("10-K");

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          (b) As soon as it is  available,  and in any event  within  sixty (60)
     days after the end of each Fiscal Quarter, Borrower shall deliver to Lenders a copy of Borrower's quarterly 10-Q statement as filed with the Securities and Exchange Commission ("10-Q");"

     Section 2.8. COMPLIANCE CERTIFICATE. Section 6.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.3. With the statements described in Sections 6.2(a) and 6.2(b), Borrower shall deliver to Lender a certificate in the form of EXHIBIT D signed by the chief financial officer of Borrower (i) stating that the statements described in Sections 6.2(a) and 6.2(b) are accurate and complete (subject to normal year-end adjustments), (ii) stating that he has reviewed the Loan Documents, (iii) containing calculations showing compliance (or non-compliance) at the end of each Fiscal Quarter with each of the financial covenants set forth in SECTION 7.14, SECTION 7.19, and
     SECTION 7.20 hereof at the end of each such Fiscal Quarter and (iv) stating that no Default exists at the end of such period or at the time of such certificate or specifying the nature and period of existence of any such Default."

     Section 2.9. CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS. Exhibit D attached to the Credit Agreement is hereby deleted in its entirety and replaced with the EXHIBIT D-1 attached hereto.

     Section 2.10. INDEBTEDNESS. Section 7.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 7.1. INDEBTEDNESS. No Restricted Person will in any manner owe or be liable for Indebtedness except:

          (i) the Obligations;

          (ii) Subordinated Debt consummated on or before June 29, 2001 in an aggregate principal amount not to exceed the amount of such Indebtedness outstanding as of June 29, 2001, excluding any renewals or extensions of such Indebtedness;

          (iii) Indebtedness outstanding under the instruments and agreements described on the Disclosure Schedule, excluding any renewals or extensions of such Indebtedness;

          (iv) purchase money Indebtedness or other acquired or assumed Indebtedness in connection with Dental Practice Acquisitions consummated on or before June 1, 2000 in an aggregate principal amount not to exceed the amount of such Indebtedness outstanding as of June 1, 2000, excluding any renewals or extensions of such Indebtedness."

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     Section 2.11. LIMITATION ON MERGERS, ISSUANCES AND SECURITIES.  Section 7.4
of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 7.4 LIMITATION ON MERGERS, ISSUANCES AND SECURITIES. No Restricted Person will merge or consolidate with or into any other business entity. No Subsidiary of Borrower which is a partnership will allow any diminution of Borrower's interest (direct or indirect) therein."

     Section 2.12. CURRENT RATIO. Section 7.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 7.14. CURRENT RATIO. As of the end of each Fiscal Quarter, the ratio of Borrower's Consolidated current assets to its Consolidated current liabilities, as reflected in the applicable 10-Q or 10-K, shall not, during any of the following periods, be less than the following:

          FISCAL QUARTER ENDED                      MINIMUM CURRENT RATIO
          --------------------                      ---------------------
          June 30, 2001                                 0.13 to 1.0
          September 30, 2001                            0.02 to 1.0
          December 31, 2001                             0.02 to 1.0
          March 31, 2002                                0.02 to 1.0"

     Section 2.13. EBITDA. Section 7.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 7.19. EBITDA. As of the end of each Fiscal Quarter, the Borrower's EBITDA shall not, during any of the following periods, be less than the following amounts:

          FISCAL QUARTER ENDED                      MINIMUM EBITDA
          --------------------                      --------------
          June 30, 2001                                $150,000
          September 30, 2001                           $350,000
          December 31, 2001                            $600,000
          March 31, 2002                               $900,000"

     Section 2.14. NET WORTH. Section 7.20 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 7.20. NET WORTH. As of the end of each Fiscal Quarter, Borrower's Consolidated Net Worth, as reflected in the applicable 10-Q or 10-K, shall not, as of the end of each of the following periods, be less than the following amounts:

          FISCAL QUARTER ENDED                      MINIMUM NET WORTH
          --------------------                      -----------------
          June 30, 2001                                ($7,200,000)
          September 30, 2001                           ($7,200,000)
          December 31, 2001                            ($7,000,000)
          March 31, 2002                               ($6,500,000)"

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     Section 2.15.  PAYMENT  DEFAULT.  Sections  8.1(a) and 8.1(b) of the Credit
Agreement are hereby amended in their entirety to read as follows:

          "(a) Any Restricted Person fails to pay within three (3) Business Days, any Obligation when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

          (b) Any Restricted Person fails to pay within three (3) Business Days, any Obligation (other than the Obligations in clause (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;"

     Section 2.16. NON-PAYMENT DEFAULT. Section 8.1(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(e) Any Restricted Person fails (other than as referred to in clauses
     (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document, and such failure remains unremedied for a period of fifteen (15) days after notice of such failure is given by Agent to Borrower;"

     Section 2.17. OTHER DEFAULTS. Section 8.1(j)(iv) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(iv) suffers the entry against it of a final judgment for the payment of money in excess of $200,000 (not covered by insurance satisfactory to Agent in its discretion), unless the same is discharged within forty-five
     (45) days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or"

     Section   2.18.   JOINT  AND  SEVERAL   LIABILITY;   PARTIES  IN  INTEREST;
ASSIGNMENTS. Section 10.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a) All Obligations which are incurred by two or more Restricted Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of the Lenders. Neither Borrower nor any Affiliates of Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If Borrower or any Affiliate of Borrower at any time purchases some but less than all of the Obligations owed to all Bank Parties, such purchaser shall not be entitled to any rights of any Bank Party under the Loan Documents unless and until Borrower or its Affiliates have purchased all of the Obligations.

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
          (b) Lender may sell, assign, transfer or convey its rights under the Loans or under the Loan Documents, in whole or in part, to any Person who is an Eligible Transferee.

          (c) Nothing contained in this SECTION 10.5 shall prevent or prohibit Lender from assigning or pledging all or any portion of the Loans and Note to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank; provided that no such assignment or pledge shall relieve Lender from its obligations hereunder."

     Section 2.19. GOVERNING LAW; SUBMISSION TO PROCESS. Section 10.7 is hereby amended in its entirety to read as follows:

          "Section 10.7 GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF ARIZONA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ANNOTATED
     ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) DOES NOT APPLY TO THIS AGREEMENT OR TO THE NOTES. BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF AND EACH OTHER RESTRICTED PERSON TO THE NON-EXCLUSIVE JURSIDCTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF ARIZONA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT OR ANY RESTRICTED PERSON IN ANY LEGAL PROCEEDING RELATING TO THE LOAN DOCUMENTS OR THE OBLIGATIONS BY ANY MEANS ALLOWED UNDER ARIZONA OR FEDERAL LAW. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREE TO A TRANSFER OF ANY SUCH PROCEEDING TO A FEDERAL COURT SITTING IN THE STATE OF ARIZONA TO THE EXTENT THAT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE TO A STATE COURT IN MARICOPA COUNTY, ARIZONA. IN FURTHERANCE THEREOF, BORROWER AND BANK PARTIES EACH HEREBY ACKNOWLEDGE AND AGREE THAT IT WAS NOT INCONVENIENT FOR THEM TO NEGOTIATE AND RECEIVE BENEFITS OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN SUCH COUNTY AND THAT IT WILL BE NEITHER INCONVENIENT NOR

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     UNFAIR TO LITIGATE OR  OTHERWISE  RESOLVE ANY DISPUTES OR CLAIMS IN A COURT
     SITTING IN SUCH COUNTY. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK PARTIES TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF BANK PARTIES TO BRING PROCEEDINGS AGAINST BORROWER IN COURTS OF ANY OTHER JURISDICTION."

                                  ARTICLE III.

                          AMENDMENTS TO PROMISSORY NOTE

     Section 3.1. DEFINED TERMS. The definition of Base Rate Payment Date in the third paragraph on page 1 of the Note is hereby amended in its entirety to read as follows:

          "BASE RATE PAYMENT DATE" means (i) the fifteenth (15th) day of each calendar month, beginning with July 15, 2001 and (ii) any day on which past due interest or principal is owed hereunder and is unpaid.

     Section 3.2. PAYMENT OF INTEREST. The third sentence in the fourth paragraph on page 1 of the Note is hereby amended in its entirety as follows:

          "On each Base Rate Payment Date, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loan through the Base Rate Payment Date."

                                   ARTICLE IV.

                            FEES AND OTHER AGREEMENTS

     Section 4.1. CONVERSION TO SINGLE BASE RATE LOAN. Borrower acknowledges that prior to the Effective Date, Eurodollar Loan No. l and Eurodollar Loan No. 2 were converted and consolidated into the Base Rate Loan payable to Lenders. The Base Rate Loan is the only Loan outstanding under the Credit Agreement. The Base Rate Loan is evidenced by the Note, as amended herein.

     Section 4.2. AMENDMENT FEE. In consideration of Agent's agreement to enter into this Amendment, Borrower shall pay to Agent for the account of Lenders an amendment fee in the aggregate amount of $46,236.10 (the "Amendment Fee"), which shall be due and payable on the Effective Date.

     Section 4.3. PAYMENT OF ACCRUED AND UNPAID INTEREST. On the Effective Date, Borrower shall pay to Agent for the account of Lenders, all accrued and unpaid interest on the Base Rate Loan through and including June 28, 2001.

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     Section 4.4. WAIVER OF CERTAIN  DEFAULTS.  Lenders hereby waive any Default or Event of Default resulting from any violations by Borrower of the financial covenants set forth in SECTIONS 7.14, 7.19 and 7.20 of the Credit Agreement occurring prior to the Effective Date.

     Section 4.5. Borrower's representatives are experienced and knowledgeable business people, and Borrower has been represented by independent legal counsel who is experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. Borrower has executed this Amendment after being made fully aware and advised of the effect and significance of all terms, conditions, and provisions of this Amendment.

     Section 4.6. In the event that Borrower files a voluntary petition, or has an order for relief entered against it, under the Bankruptcy Code or any other similar federal or state law, Borrower unconditionally and irrevocably agrees that Lenders shall be entitled, and Borrower hereby unconditionally and irrevocably consents, to relief from the automatic stay so that Lenders may exercise any and all of their respective rights and remedies provided under the Credit Agreement and the Loan Documents, and at law or in equity, including, but not limited to, taking all steps necessary to foreclose on the Collateral. In such event, Borrower hereby agrees that it shall not, in any manner, oppose or otherwise delay any motion filed by Lenders for relief from the automatic stay. Lenders' enforcement of the right granted herein from relief from the automatic stay is subject only to approval of the bankruptcy court in which the case is then pending.

                                   ARTICLE V.

                           CONDITIONS OF EFFECTIVENESS

     Section 5.1. EFFECTIVE DATE. This Amendment shall become effective as of the Effective Date when and only when:

     (a) Agent shall have received all of the following, at Agent's office, duly executed and/or delivered and in form and substance satisfactory to Agent, all of the following:

          (i) this Amendment;

          (ii) a Consent of Guarantor in the form attached hereto;

          (iii) a certificate of the President and Secretary of Borrower dated the date of this Amendment certifying as to certain corporate matters and that all of the representations and warranties set forth in Article VI hereof are true and correct at and as of the Effective Date;

          (iv) the Amendment Fee described in Section 4.2;

          (v) all accrued and unpaid interest on the Base Rate Loan through and including June 28, 2001;

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          (vi)  a  Security  Agreement  dated  as of  the  Effective  Date  (the
     "Security Agreement");

          (vii) a Pledge Agreement dated as of the Effective Date (the "Pledge Agreement")

          (viii) a Control Agreement dated as of the Effective Date, among Borrower, Agent, and Bank One, Arizona, N.A. relating to the Remittance Account;

          (ix) the Warrant, dated as of the Effective Date, substantially in the form of Exhibit A attached hereto;

          (x) a Registration Rights Agreement executed by Borrower substantially in the form of Schedule 1 to the Warrant;

          (xi) UCC-1 financing statements naming Borrower, as debtor, and Agent, as secured party, covering the Collateral described in the Security Agreement and the Pledge Agreement, to be filed with the Offices of the Secretary of State of Arizona, Delaware and Texas;

          (xii) all necessary UCC financing statement amendments reflecting Borrower's name change; and

          (xiii) such other supporting documents as Agent may reasonably request;

     (b) Borrower shall have paid, in connection with this Amendment and such Loan Documents, all recording, handling, amendment and other fees required to be paid to Agent pursuant to any Loan Documents; and

     (c) Borrower shall have paid, in connection with this Amendment and such Loan Documents, all other fees and reimbursements to be paid to Agent pursuant to any Loan Documents, or otherwise due Agent, and including fees and disbursements of Agent's attorneys, Bryan Cave LLP.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

     Section 6.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent to enter into this Amendment, Borrower represents and warrants to Agent that:

     (a) The representations and warranties contained in Article V of the Credit Agreement, are true and correct at and as of the Effective Date, except to the extent that the facts upon which such representations are based have been changed by transactions and events expressly permitted by the Credit Agreement.

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     (b) Borrower is duly  authorized to execute and deliver this  Amendment and will continue to be duly authorized to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder and under the Credit Agreement.

     (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or any of its organizational documents, or of any material agreement, judgment, license, order or permit applicable to or binding upon it, or result in the creation of any lien, charge or encumbrance upon any assets or properties or any of its assets. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

     (e) The audited annual Consolidated financial statements of Borrower dated as of March 31, 2001 fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Borrower. Copies of such financial statement have been delivered to each Lender. Since such date no Material Adverse Change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

     (f) Attached hereto as Exhibit B is a true, correct, and complete list of each Dental Practice Advance made by Borrower on or prior to the Effective Date, which has not been repaid in full.

     (g)  CAPITALIZATION.  The authorized  capital stock of Borrower consists of
(i) 40,000,000 shares of common stock, par value $.001 per share, of which 10,572,548 shares are issued and outstanding and (ii) 10,000,000 shares of preferred stock of which zero shares are issued and outstanding. On the date of this Amendment, 2,553,516 shares of Borrower's common stock are subject to outstanding stock options, warrants or other rights to acquire shares of common stock (whether or not such stock options, warrants or other rights are presently exercisable). Except for the foregoing, no Person or entity has any right to acquire any equity securities or other securities of Borrower.

                                  ARTICLE VII.

                                  MISCELLANEOUS

     Section 7.1. RATIFICATION OF AGREEMENTS. The Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment are hereby ratified and confirmed in all respects. Any reference to the "Credit Agreement" in any Loan Document shall be deemed to refer to all previous amendments thereof and this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. In the event of any perceived conflict or inconsistency between the provisions of this Amendment and the Credit Agreement, the provisions of this Amendment shall govern.

     Section 7.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Guarantor or Borrower hereunder or under the Credit Agreement to Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Person under this Amendment and under the Credit Agreement.

     Section 7.3. RELEASE OF CLAIMS. Borrower hereby releases and forever discharges all Bank Parties, together with their respective employees, agents, attorneys, officers, and directors (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Credit Agreement, as amended hereby, including but not limited to claims of usury (although no such claims are known to exist) (all of the foregoing hereinafter called the "Released Matters"). Borrower acknowledges that the agreements in this Section 7.3 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters.

     Section 7.4. LOAN DOCUMENTS. This Amendment is a "Loan Document" under the Credit Agreement, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 7.5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 7.6. COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the parties hereto, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed in counterpart and delivered to the other party by facsimile or other electronic transmission provided that Borrower delivers its original counterpart signature page to Secured Party the next business day immediately following the date of its execution of this Amendment by depositing same with a reputable overnight courier service.

THIS  AMENDMENT  AND THE OTHER  LOAN  DOCUMENTS  REPRESENT  THE FINAL  AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:                               E-DENTIST.COM, INC.,
                                        a Delaware corporation



                                        By: /s/ JAMES M. POWERS, JR.
                                            ------------------------------------
                                            James M. Powers, Jr.
                                            President & Chief Executive Officer


AGENT AND LENDERS:                      BANK ONE, TEXAS, N.A.



                                        By: /s/ DENNIS B. WARREN
                                            ------------------------------------
                                            Dennis B. Warren
                                            First Vice President

                              CONSENT AND AGREEMENT

     Pentegra Investments, Inc., a Delaware corporation, hereby (i) consents to the provisions of the foregoing Fourth Amendment to Credit Agreement and Other Loan Documents and the transactions contemplated therein and (ii) ratifies and confirms the Guaranty dated as of June 1, 1998 made by it for the benefit of Bank One Texas, N.A. and any other Lenders that become parties to the Credit Agreement ("Guaranty") and (iii) agrees that all of its respective obligations and covenants thereunder (to the extent it is a party thereto) shall remain unimpaired by the execution and delivery of said Amendment and the other documents and instruments executed in connection therewith and that the Guaranty shall remain in full force and effect.

     THIS CONSENT AND AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Consent and Agreement is executed by the undersigned and is made effective as of June 29, 2001.


                                       PENTEGRA INVESTMENTS, INC.


                                       By: /s/ JAMES M. POWERS, JR.
                                           ------------------------------------
                                           James M. Powers, Jr.
                                           President and Chief Executive Officer

                                    EXHIBIT A

                                     WARRANT


                                 [SEE ATTACHED]















                                    Exhibit A

                                    EXHIBIT B

                   DENTAL PRACTICE ADVANCES AS OF MAY 31, 2001

                                                                   Outstanding
                                             Issue Date             Principal
                                             ----------             ---------
 Anderson                                   June 29, 2000            63,928.58
 Barber &  Barber                           June 26, 2000           246,904.78
 Cartwright                                August 1, 2000            86,641.69
 Cavallino                                  June 30, 2000            12,873.16
 Collins                                    June 27, 2000            21,017.25
 Ford                                       June 30, 2000            72,549.63
 Greder                                  October 10, 2000           230,376.36
 Henderson                                   July 6, 2000            54,092.64
 Holleron                                   June 26, 2000            47,534.97
 Lanning                                    June 29, 2000            66,960.68
 Lee                                        June 26, 2000            34,362.62
 Legg                                       June 26, 2000            50,800.00
 Majors                                    August 1, 2000           132,808.47
 O'Brien                                    July 24, 2000           191,059.37
 Phillips                                   June 26, 2000            25,045.77
 Pinner                                     June 29, 2000            58,122.09
 Reinitz                                 December 1, 2000            37,660.08
 Richards                                  March 31, 2000           232,115.07
 Richards                                    July 5, 2000            58,561.28
 Schiro                                     July 20, 1999            56,941.11
 Schneekluth                                 July 5, 2000            90,454.41
 Smith                                      July 27, 2000           160,000.00
 Smith-Wilson                               July 12, 2000            50,221.03
 Van Zandt                              September 1, 2000           120,000.00
                                                                  ------------

                                                                  2,201,031.05
                                                                  ============

                                    Exhibit B

                                   EXHIBIT D-1

                  CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS

     Reference is made to that certain Credit Agreement dated as of June 1, 1998 (as the same has been amended through the date hereof and may be further amended, supplemented or restated following the date hereof, the "Credit Agreement"), by and among E-DENTIST.COM, INC., a Delaware corporation, formerly known as Pentegra Dental Group, Inc. ("Borrower"), BANK ONE, TEXAS, N.A., individually as a Lender and as Agent for the Lenders ("Agent"), and the parties identified and defined as "Lenders" in the Credit Agreement, which Credit Agreement is in full force and effect as of the date hereof. Terms which are defined in the Credit Agreement are used herein with the meanings given them in the Credit Agreement.

     This Certificate is furnished pursuant to Section 6.2(a), Section 6.2(b) and Section 7 of the Credit Agreement. Together herewith Borrower is furnishing to Agent and each Lender, Borrower's *[unaudited/audited] financial statements (the "Financial Statements") as of the *[quarter/year] ending ____________________ (the "Reporting Date"). Borrower hereby represents, warrants, and acknowledges to Agent and each Lender that:

          (a) the undersigned is the duly elected, qualified and acting Chief Financial Officer of Borrower;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Credit Agreement;

          (c) attached hereto is a schedule of calculations showing Borrower's compliance as of the Reporting Date with the financial covenants of Sections *[7.14, 7.19 and 7.20] of the Credit Agreement *[or Borrower's non-compliance as of such date with the requirements of Section(s) 7.14,
     7.19 and 7.20] of the Credit Agreement;

          (d) on the Reporting Date, Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section
     6.2 of the Credit Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Defaults) under Section(s) _________________ of the Credit Agreement, which * [is/are] more fully described on a schedule attached hereto]; and

          (e) *[Unless otherwise disclosed on a schedule attached hereto,] The representations and warranties of Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                              Exhibit D-1 - Page 1

     The undersigned hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ____________________, 200__.

                                        E-DENTIST.COM, INC.



                                        By:
                                           -------------------------------------

                                        Printed Name:
                                                     ---------------------------

                                        Its: Chief Financial Officer

                              Exhibit D-1 - Page 2

                                                              [FOURTH AMENDMENT]

                                   CERTIFICATE

                                       OF

                               E-DENTIST.COM, INC.

                              Dated: June 29, 2001

     Reference is made to (i) that certain Credit Agreement dated as of June 1, 1998 (as amended, supplemented, or restated to the date hereof, the "Credit Agreement"), among e-dentist.com, Inc., a Delaware corporation, formerly known as Pentegra Dental Group, Inc. ("Borrower"), Bank One, Texas, N.A., individually as a Lender and as Agent (herein called "Agent"), and the Lenders, including Agent, party to the Credit Agreement ("Lenders") and (ii) that certain Fourth Amendment to Credit Agreement and Other Loan Documents dated of even date herewith (the "Fourth Amendment") among Borrower, Agent and Lenders. Terms which are defined in the Credit Agreement and which are used but not defined herein shall have the meanings given them in the Credit Agreement. The undersigned, James M. Powers, Jr. and James L. Dunn, Jr., do hereby certify that:

     1. They are the duly elected, qualified, and acting President and Chief Executive Officer and Secretary, respectively, of Borrower.

     2. All representations and warranties made by any Restricted Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof.

     3. No Default exists on the date hereof.

     4. Each Restricted Person has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it or them on or prior to the date hereof.

     5. Attached as Exhibit A to that certain Omnibus Certificate dated as of June 1, 1998 executed by the undersigned (the "Original Omnibus Certificate"), is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of Borrower in accordance with Borrower's Articles of Incorporation and Bylaws, and none of such resolutions has been rescinded, revoked, modified or amended in any respect, and all of such resolutions are in full force and effect on the date hereof and authorize the execution, delivery and performance of the Fourth Amendment.

     6. Paragraph 2 of the Original Omnibus Certificate is no longer true and accurate in all respects, accordingly, the information contained in this Paragraph 6 replaces and substitutes Paragraph 2 of the Original Omnibus Certificate. The following named individuals are duly elected, qualified and acting officers of Borrower and hold the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite their respective names and titles of said officers are their true and authentic signatures:

NAME                      TITLE                        SPECIMEN SIGNATURE
----                      -----                        ------------------
James M. Powers, Jr.      President and                /s/ JAMES M. POWERS, JR.
                          Chief Executive Officer

Charles Sanders           Chief Financial Officer      /s/ CHARLES SANDERS

James L. Dunn, Jr.        Secretary                    /s/ JAMES L. DUNN, JR.

     7. Exhibit B attached to the Original Omnibus Certificate is no longer true and accurate in all respects. Attached hereto as Schedule B is a true, correct and complete copy of a Certificate of Amendment of Restated Certificate of Incorporation of Borrower which is in addition to the documents attached as Exhibit B to the Original Omnibus Certificate and such certificate amendment and the other documents attached as Exhibit B to the Original Omnibus Certificate have not been rescinded, revoked, modified or amended in any respect are in full force and effect on the date hereof.

     8. Attached as Exhibit C to the Original Omnibus Certificate is a true, correct and complete copy of the Bylaws of Borrower. None of such Bylaws has been rescinded, revoked, modified or amended in any respect are in full force and effect on the date hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first written above.


                                        By: /s/ JAMES M. POWERS, JR.
                                            ------------------------------------
                                            James M. Powers, Jr.
                                            President and Chief Executive
                                            Officer (solely in his capacity as
                                            President and Chief Executive
                                            Officer of e-dentist.com, Inc.)

                                        By: /s/ JAMES L. DUNN, JR.
                                            ------------------------------------
                                            James L. Dunn, Jr.
                                            Secretary (solely in his capacity as
                                            Secretary of e-dentist.com, Inc.)

                                                                      SCHEDULE B

                           CERTIFICATE OF AMENDMENT OF
                      RESTATED CERTIFICATE OF INCORPORATION

                                 [see attached]

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made effective as of June 29, 2001, by e-dentist.com, Inc., a Delaware corporation, formerly known as Pentegra Dental Group, Inc. ("Debtor"), in favor of BANK ONE, TEXAS, N.A., a national banking association, individually as a Lender and as Agent for the Lenders from time to time parties to the Credit Agreement described herein ("Secured Party"). Debtor hereby agrees as follows:

                                    RECITALS

     A. Debtor and Secured Party, as Agent, and certain lenders (each a "Lender" and collectively, the "Lenders") are parties to that certain Credit Agreement dated as of June 1, 1998, as amended by that certain letter agreement dated September 9, 1998, that certain First Amendment to Credit Agreement dated as of February 9, 1999, that certain Second Amendment to Credit Agreement dated as of July 15, 1999, that certain Third Amendment to Credit Agreement dated as of June 1, 2000 and that certain Fourth Amendment to Credit Agreement dated of even date herewith (as the same may from time to time be further amended, supplemented, or restated, collectively, the "Credit Agreement"), pursuant to which credit was extended to Debtor as provided therein.

     B. Pursuant to the Credit Agreement, Debtor has executed that certain Security Agreement dated as of June 1, 1998, as amended by that certain First Amendment to Security Agreement dated as of June 1, 2000 (as the same may from time to time be further amended, supplemented, or restated, collectively, the "Original Agreement") in favor of Secured Party, as Agent for the benefit of Lenders, pursuant to which Debtor granted to Secured Party a security interest in the Collateral as defined therein.

     C. Debtor and Secured Party desire to amend certain terms and provisions of the Credit Agreement pursuant to the Fourth Amendment to Credit Agreement, and Secured Party is willing to enter into the Fourth Amendment to Credit Agreement, but only upon the condition that Debtor shall have executed and delivered this Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, in the Credit Agreement and in the Original Agreement, in consideration of the loans which have been made by Secured Party to Debtor, in order to induce Secured Party to enter into the Fourth Amendment to Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     Section 1. DEFINITIONS AND CONSTRUCTION.

     Section 1.1. GENERAL DEFINITIONS. Among the terms used in this Agreement are the following:

     "ACCOUNTS" has the meaning given it in Section 2.1.

     "COLLATERAL" means all of Debtor's right, title and interest, now existing or hereafter acquired, in and to all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest hereunder to Secured Party.

     "COLLATERAL ACCOUNT" has the meaning given it in Section 3.2(k).

     "CREDIT AGREEMENT" has the meaning given it in Recital A above.

     "GENERAL INTANGIBLES" has the meaning given it in Section 2.1.

     "INSTRUMENTS" has the meaning given it in Section 2.1.

     "RECEIVABLES" has the meaning given it in Section 2.1.

     "REMITTANCE ACCOUNT" has the meaning given it in Section 2.1.

     "SECURED OBLIGATIONS" has the meaning given it in Section 2.2.

     Section 1.2. CONSTRUCTION. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the Uniform Commercial Code currently in effect in the State of Arizona (the "Code") and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to allow, without written consent of Secured Party, any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

     Section 2. SECURITY INTEREST.

     Section 2.1. GRANT OF SECURITY INTEREST. As collateral security for all of the Secured Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest, for the benefit of Lenders, in all of the following (the "Collateral"):

     ACCOUNTS. All "accounts" (as defined in the Code) of any kind, and shall include, without limitation, all accounts receivable (including any accounts receivable of any Dental Practice Group), book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments) now owned or hereafter received or acquired by or belonging or owing to Debtor, whether arising out of goods sold or services rendered by Debtor or from any other transaction, whether or not the same involves the sale of goods or services by Debtor (including, without limitation, any such obligation which may be characterized as an account or contract right under the Code), and all of Debtor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing, and all monies due or to become due to Debtor under all purchase orders, contracts and agreements for the sale of goods or the performance of services or both by Debtor (whether or not yet earned by performance on the part of Debtor or in connection with any other transaction), now in existence or hereafter occurring, including without limitation the right to receive the proceeds of said purchase orders, contracts and agreements, and all chattel paper, documents and instruments of any kind, relating to such accounts and all rights in, to or under all management service agreements, security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, documents, or instruments, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing (the "Receivables").

     BANK ACCOUNTS. The Collateral Account (as hereinafter defined), and all funds and investments held in the Collateral Account from time to time or purchased with proceeds thereof, and any and all other moneys, securities or other property (and the proceeds therefrom) of the Debtor now or hereafter held or received by or in transit to Secured Party or any Lender from or for the account of Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, any and all deposits (general or special, time or demand, provisional or final) of the Debtor with Secured Party or any Lender, and any other credits and claims of the Debtor at any time existing against Secured Party or any Lender, including claims under certificates of deposit.

     BANK ONE, ARIZONA, N.A. ACCOUNTS. (i) Account number 4848-6521 in the name of Debtor established with Bank One, Arizona, N.A. for the purposes set forth in
Section 6.18 of the Credit Agreement and any and all deposits (general or special, time or demand, provisional or final) now or at any time hereafter on deposit in such account (the "Remittance Account"), (ii) any and all other accounts and deposits (general or special, time or demand, provisional or final) of Debtor with Bank One, Arizona, N.A., (iii) all money and all instruments, certificates, investment property, documents, and writings evidencing the same,
(iv) all sums due or to become due thereon, and all extensions or renewals thereof, if the accounts may be extended or renewed, and (v) any other credits and claims of Debtor at any time existing against Bank One, Arizona, N.A., including claims under certificates of deposit.

     EQUIPMENT. All "equipment" (as defined in the Code) of any kind (including any equipment used in any Dental Practice Group), and shall include, without limitation, all machinery, equipment, furnishings, vehicles and computers and other electronic data-processing and other office equipment of any nature whatsoever, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments components, parts, equipment and accessories installed thereon or affixed thereto.

     GENERAL  INTANGIBLES,  ETC.  All "general  intangibles"  (as defined in the
Code) (including, without limiting the foregoing in any respect, all management service agreements between the Debtor and any third parties, all choses in action, tax refunds, and insurance proceeds), all chattel paper, documents, instruments, security agreements, leases, other contracts and money, and all other rights of Debtor (except those constituting Receivables) to receive payments of money or the ownership of property (the "General Intangibles").

     INSTRUMENTS. All "instruments" (as defined in the Code) in all forms (other than securities) including, but not limited to, the Dental Practice Notes, and all interest, cash and other instruments or other writings or property from time to time received, receivable or otherwise distributed in respect of or in exchange for or in renewal or extension of any or all of the foregoing instruments including, but not limited to, the Dental Practice Payments (the "Instruments").

     INVENTORY. All "inventory" (as defined in the Code) of any kind (including any inventory used in any Dental Practice Group), and shall include, without limitation, all inventory, merchandise, goods and other personal property, which are held by or on behalf of Debtor for sale or lease or are furnished or are to be furnished under a contract of services or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not such inventory is listed on any schedules, assignments or reports furnished to Secured Party from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Debtor or is held by Debtor or by others for Debtor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on the premises of Debtor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

     TRADEMARKS. All trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices (including any of the foregoing used in any Dental Practice Group), all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing.

     OTHER COLLATERAL. To the extent not otherwise covered by the foregoing all chattel paper, documents, instruments, money and other types of personal property.

     RELATED COLLATERAL AND PROCEEDS. All books and records (including, without limitation, customer lists, computer software, computer hardware, computer disks and tapes and other materials and records) of Debtor pertaining in any way to any or all of the foregoing; all parts of, all accessions to, all replacements for, all products of, all payments of any type in lieu of or in respect of, and all documents and general intangibles covering or relating to any or all of the foregoing; all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

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
In each case, the foregoing shall be covered by this Agreement, whether now or hereafter existing, and whether Debtor's ownership or other rights therein are now held or hereafter acquired and howsoever Debtor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 2.2. OBLIGATIONS SECURED. The security interest created hereby in the Collateral constitutes continuing collateral security for (i) the "Obligations" as defined in the Credit Agreement, and all amounts from time to time owing by Debtor under the Credit Agreement, the Note and the other Loan Documents whether now existing or hereafter arising, (ii) all other loans and future advances made by Secured Party, any Affiliate of Bank One, Texas, N.A. or any Lender to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Secured Party or Lenders, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Lenders or to a third party and subsequently acquired by a Lender, and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty, or otherwise (it being contemplated that Debtor may hereafter become indebted to Lenders in further sum or sums but Lenders shall have no obligation to extend further indebtedness by reason of this Agreement), (iii) the due performance and observance by Debtor of all of its other obligations from time to time existing under or in respect of any of the Loan Documents, and (iv) the payment and performance of any and all present or future obligations of Debtor according to the terms of any present or future interest rate or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement, or other exchange rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Debtor, any Subsidiary of Debtor, and one or more parties constituting Secured Party or any Lender (or any affiliate of any Lender) (collectively, the "Secured Obligations").

     Section 3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Section 3.1. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants as follows:

     (a) OWNERSHIP AND LIENS. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and Permitted Liens. No dispute, right of setoff (except as provided in certain management service agreements), counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Secured Party relating to this Agreement and Permitted Liens.

     (b) SECURITY INTEREST. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance, except for Permitted Liens. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Secured Obligations.

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
     (c) LOCATION. Debtor's residence or chief executive office and principal place of business, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth next to Debtor's signature below.

     Section 3.2. COVENANTS. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this
Section 3.2.

     (a) FURTHER ASSURANCES. Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest;
          (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement.

     (b) INSPECTION OF COLLATERAL AND INFORMATION. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain. Debtor will furnish to Secured Party any information which Secured Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral.

     (c) CONDITION OF GOODS. Obligor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order (ordinary wear and tear excepted) and will cause such Collateral to be used and operated in a good and workmanlike manner, in accordance with applicable law and in a manner which will not make void or cancelable any insurance with respect to such Collateral.
          Obligor  will   promptly  make  or  cause  to  be  made  all  repairs,
          replacements and other improvements to or in connection with the Collateral which are necessary or desirable or that Secured Party may request to such end.

     (d) INSURANCE AND PAYMENT OF TAXES, ETC. Debtor will, at its own expense, maintain insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Secured Party from time to time. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) will timely pay all lawful claims which, if unpaid,

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
          might become a lien or charge upon the Collateral or any part thereof; and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and it has set aside on its books adequate reserves therefor.

     (e) RECEIVABLES AND GENERAL INTANGIBLES. Debtor will, except as otherwise provided herein, collect, at its own expense, all amounts due or to become due under each of the Receivables and General Intangibles. In connection with such collections, Debtor may (and, at Secured Party's direction, will) take such action as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each of the Receivables and General Intangibles. Debtor will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Receivable and all of its obligations to be performed under or with respect to the General Intangibles.

     (f)  DELIVERY  OF  PLEDGED   COLLATERAL.   All   instruments  and  writings
          constituting Instruments from time to time shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Obligor. All such Instruments shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

     (g) TRANSFER OR ENCUMBRANCE. Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Debtor grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral, nor will Debtor deliver actual or constructive possession of the Collateral to any other Person.

     (h) POSSESSION AND COMPROMISE OF COLLATERAL. Debtor will not cause or permit the removal of any item of the Collateral from its possession, control and risk of loss. Debtor will not adjust, settle, compromise, amend or modify any of the Collateral, other than an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business, other than during the continuance of an Event of Default, of any Receivable or General Intangible.

     (i) FINANCING STATEMENT FILINGS. Debtor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in
          Section 3.1 hereof (i) in the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of Debtor's residence or chief executive office or chief place of business, as the case may be, unless Debtor shall have

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
          notified Secured Party of such change at lease thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral.

     (j) COLLECTION LOCKBOX. Upon the occurrence and during the continuance of an Event of Default, Debtor shall instruct all account debtors and other Persons obligated to make payments to Debtor on any Collateral, to make such payments to a lockbox held in the name and under the control of Secured Party (the "Lockbox") and Debtor shall enter into a lockbox agreement with Secured Party for the receipt and processing of such payments, in form and substance acceptable to Secured Party, which shall, among other things, provide for the transfer of funds from the Lockbox to Secured Party as provided below. If during such time when the proceeds of any Collateral are being deposited in the Lockbox, the Debtor receives the proceeds of any Collateral (including any payments with respect to which instructions have been given as provided above), Debtor shall as promptly as possible deposit such proceeds into the Lockbox. Until so deposited, all such proceeds shall be held in trust by Debtor for Secured Party and shall not be commingled with any other funds or property of Debtor, and Debtor will not adjust, settle or compromise the amount or payment of any such Collateral or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

     (k) COLLATERAL ACCOUNT. All receipts of the Lockbox shall be deposited daily into a deposit account in the name and under the control of Secured Party (the "Collateral Account"). Amounts on deposit in the Collateral Account shall either remain on deposit therein or be invested and re-invested from time to time in such Liquid Investments as Debtor (or, if a Default or Event of Default has occurred and is continuing, Secured Party) shall determine, which Liquid Investments shall be held in the name and be under the control of Secured Party until liquidated and applied as provided in the following subsection. Any income received by Secured Party with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest on or proceeds of Liquid Investments, shall also remain, or be deposited, in the Collateral Account. All right, title and interest in and to the amounts on deposit from time to time in the Collateral Account, together with any Liquid Investments from time to time made pursuant to this section shall vest in Secured Party, shall constitute part of the Collateral hereunder, and shall not constitute payment of the Secured Obligations until applied thereto as herein provided.

     (l) DISTRIBUTION OF COLLATERAL ACCOUNT. At any time when no Default or Event of Default has occurred and is continuing, the outstanding balance in the Collateral Account shall be distributed to Debtor upon the order of Debtor. If immediately available cash on deposit in the Collateral Account is not sufficient to make any such distribution to Debtor, Secured Party shall liquidate as promptly as practicable

          Liquid Investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this section, such distribution shall not be made until such liquidation has taken place. During the continuation of a Default or an Event of Default, Secured Party shall, at Secured Party's discretion, either (i) continue to hold the balance of the Collateral Account and all Liquid Investments as Collateral, or (ii) apply any or all of the balance from time to time standing to the credit of the Collateral Account (subject to collection) as specified in Section 4.3 and liquidate any or all Liquid Investments and apply the proceeds thereof as specified in Section 4.3.

     (m) As used in this section, "LIQUID INVESTMENT" means any investment in the name of Secured Party (and, in the opinion of counsel to Secured Party, appropriately subject to a perfected security interest in favor of Secured Party) which matures within one month after it is acquired by Secured Party and is either (i) a certificate of deposit or time deposit issued by any Lender or (ii) an obligation entitled to the full faith and credit of the United States which is in book-entry form and subject to pledge under applicable state law and Treasury regulations.

     (n) REMITTANCE ACCOUNT. Debtor shall not have any right to make any withdrawals from or issue checks against the Remittance Account. Secured Party will apply distributions from the Remittance Account in accordance with the express provisions of the Credit Agreement.

                  Section 4.        REMEDIES; POWERS AND AUTHORIZATIONS.

     Section 4.1. PROVISIONS CONCERNING THE COLLATERAL.

     (a) POWER OF ATTORNEY. If Default or Event of Default exists and is continuing, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement.

     (b) PERFORMANCE BY SECURED PARTY. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

     Section 4.2. EVENT OF DEFAULT - REMEDIES. If an Event of Default shall have occurred and be continuing, and without limiting other rights and remedies provided herein, under the Loan Documents or otherwise available to Secured Party, Secured Party may from time to time in its discretion, without limitation and without notice (a) exercise in respect of the Collateral all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral); (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it

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
available to Secured Party at a place to be designated by Secured Party which is convenient to both parties; (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure; or (d) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 4.3. APPLICATION OF PROCEEDS. If any Default or Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect: (a) to the repayment of the costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with: (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof; (b) to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral; (c) to the satisfaction of any other Secured Obligations; (d) by holding the same as Collateral; (e) to the payment of any other amounts required by applicable law (including, without limitation, Section 9.504(a)(3) of the Code or any successor or similar, applicable statutory provision); and (f) by delivery to Debtor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

     Section 4.4. DEFICIENCY. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

     Section 4.5. INDEMNITY AND EXPENSES.

     (a) Debtor hereby indemnifies and agrees to hold harmless Secured Party and each Lender and their respective officers, directors, employees, agents and counsel (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever ("Claims and Liabilities") which may be imposed on, incurred by, or asserted against any Indemnified Person growing out of or resulting from this Agreement and the transactions and events at any time associated therewith. THE FOREGOING

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
          INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH CLAIMS AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION BY ANY INDEMNIFIED PERSON, except to the limited extent any Claims and Liabilities of an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this section shall survive the termination of this Agreement.

     (b) Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with: (i) the transaction which give rise to this Agreement; (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this
          Agreement; (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Secured Party hereunder; or (vi) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's gross negligence or willful misconduct.

     Section 5. MISCELLANEOUS.

     Section 5.1. WAIVER AND AMENDMENT. No failure or delay by Secured Party in exercising any right, power or remedy which Secured Party may have under this Agreement shall operate as a waiver thereof or of any other right, power of remedy, nor shall any single or partial exercise by Secured Party of any such right, power or remedy preclude any other or future exercise thereof or of any other right, power or remedy. No waiver of any provision of this Agreement and no consent to any departure therefrom shall ever be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of Lenders as required in the Credit Agreement.

     Section 5.2. NOTICES. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement.

     Section 5.3. PRESERVATION OF RIGHTS. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Secured. Party provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

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
     Section 5.4. BINDING EFFECT AND ASSIGNMENT. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Lenders and their respective successors, transferees and assigns. None of the rights or obligations of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

     Section 5.5. TERMINATION. It is contemplated by the parties hereto that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon written request for the termination hereof delivered by Debtor to Secured Party, if no Secured Obligations are outstanding, and the Credit Agreement and the commitment of Lenders to extend credit to Debtor have terminated or expired, this Agreement and the security interest created hereby shall terminate and Secured Party will at Debtor's expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     SECTION 5.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA AND THE LAWS OF THE UNITED STATES OF AMERICA; EXCEPT TO THE EXTENT THAT THE
PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ARIZONA.

     Section 5.7 RATIFICATION OF ORIGINAL AGREEMENT. Debtor hereby ratifies and confirms the Original Agreement and ratifies, confirms, extends, grants, and re-grants to Secured Party the security interest and Liens granted to Secured Party in the Collateral to secure payment of all Obligations, as described in the Original Agreement. Any reference to the Original Agreement in any other document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any provision of the Original Agreement or any other document.

     Section 5.8 COUNTERPARTS; FAX. This Agreement may be separately executed in counterparts and by the parties hereto, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly executed in counterpart and delivered to the other party by facsimile or other electronic transmission provided that Debtor delivers its original counterpart signature page to Secured Party the next business day immediately following the date of its execution of this Agreement by depositing same with a reputable overnight courier service.

     Section 5.9 LOAN DOCUMENT; SECURITY DOCUMENT. This Agreement is a "Loan Document" and a "Security Document," as defined in the Credit Agreement, and this Agreement is subject to all provisions of the Credit Agreement governing Loan Documents and Security Documents.

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.



DEBTOR:                                 E-DENTIST.COM, INC.,
                                        a Delaware corporation


Address:                                By: /s/ JAMES M. POWERS, JR.
                                            ------------------------------------
2999 No. 44th St., Suite 650                James M. Powers, Jr.
Phoenix, Arizona 85018                      President & Chief Executive Officer

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is made effective as of June 29, 2001, by e-dentist.com, Inc., a Delaware corporation, formerly known as Pentegra Dental Group, Inc. (herein called "Debtor"), in favor of Bank One, Texas, N.A., a national banking association, individually as a Lender and as Agent for the "Lenders" from time to time parties to the "Credit Agreement," as defined below (herein called "Secured Party").

                                    RECITALS

     A. Debtor has executed in favor of Lenders a certain Promissory Note dated June 1, 1998, payable to the order of Lenders in the aggregate principal amount of $15,000,000 (such promissory note, as from time to time amended, and any promissory note given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein called the "Note").

     B. The Note was executed pursuant to that certain Credit Agreement dated as of June 1, 1998, as amended by that certain letter agreement dated September 9, 1998, that certain First Amendment to Credit Agreement dated as of February 9, 1999, that certain Second Amendment to Credit Agreement dated as of July 15, 1999, that certain Third Amendment to Credit Agreement dated as of June 1, 2000 and that certain Fourth Amendment to Credit Agreement dated of even date herewith (as the same may from time to time be further amended, supplemented, or restated, collectively, the "Credit Agreement"), by and among Debtor, Secured Party, and the lenders named therein ("Lenders").

     C. Pursuant to the Credit Agreement, Debtor has executed that certain Pledge Agreement dated as of June 1, 1998 (as the same may from time to time be amended, supplemented, or restated, the "Original Agreement"), in favor of Secured Party, as Agent for the benefit of Lenders, pursuant to which Debtor pledged and granted a security interest to Secured Party in the Pledged Shares as defined therein.

     D. Debtor and Secured Party desire to amend certain terms and provisions of the Credit Agreement pursuant to the Fourth Amendment to Credit Agreement, and Secured Party is willing to enter into the Fourth Amendment to Credit Agreement, but only upon the condition that Debtor shall have executed and delivered this Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which have been made by Secured Party to Debtor, in order to induce Secured Party to enter into the Fourth Amendment to Loan Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

                    ARTICLE I. -- DEFINITIONS AND REFERENCES

     Section 1.1. GENERAL DEFINITIONS. As used herein, the terms "Agreement", "Debtor", "Secured Party", "Note", "Lenders" and "Credit Agreement" shall have the meanings indicated above, and the following terms shall have the following meanings:

     "CODE" means the Uniform Commercial Code in effect in the State of Arizona on the date hereof.

     "COLLATERAL" means all property of whatever type, in which Secured Party at any time has a security interest pursuant to Section 2.1.

     "COMMITMENT" means the agreement or commitment by Lenders to make loans or otherwise extend credit to Debtor under the Credit Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Lenders to or for the account of Debtor which is now or at any time hereafter intended to be secured by the Collateral under this Agreement. As of June 1, 2000, Lenders are no longer under any obligation to make loans, advances or other extension of credit to Debtor under the Commitment.

     "ISSUER" means any issuer of Pledged Shares and any successor of such Issuer.

     "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including without limitation any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business and any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect any of the foregoing, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

     "OBLIGATIONS" means all present and future indebtedness, obligations and liabilities of whatever type which are or shall be secured pursuant to Section 2.2.

         "OBLIGATION DOCUMENTS" means the Credit Agreement, the Note, and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, guaranteed, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "OTHER LIABLE PARTY" means any Person, other than Debtor, who may now or may at any time hereafter be primarily or secondarily liable for any of the Obligations or who may now or may at any time hereafter have granted to Secured Party a Lien upon any property as security for the Obligations.

     "PERSON" means an individual, corporation, partnership, association, joint stock company, trust, unincorporated organization or joint venture, or a court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

     "PLEDGED SHARES" has the meaning given it in Section 2.1(a).

     "RELATED PERSON" means Debtor, each Subsidiary of Debtor, and each Other Liable Party.

     "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

     Section 1.2. INCORPORATION OF OTHER DEFINITIONS. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the Code and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

     Section 1.3. EXHIBITS. All exhibits attached to this Agreement are a part hereof for all purposes.

     Section 1.4. AMENDMENT OF DEFINED INSTRUMENTS. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

     Section 1.5. REFERENCES AND TITLES. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                         ARTICLE II. - SECURITY INTEREST

     Section 2.1. GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest, for the benefit of Lenders, in all of the following:

     (a) PLEDGED SHARES. All of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights:
(i) all shares of capital stock of each of Debtor's Subsidiaries, whether existing or hereafter acquired or created; (ii) all shares of capital stock of or partnership, membership or other equity interest in any Dental Practice Group, whether existing or hereafter acquired or created; (iii) all certificates representing such shares and partnership, membership or other equity interest;
(iv) all options and other rights, contractual or otherwise, at any time existing with respect to such shares and partnership, membership or other equity interest; and (v) all dividends, distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and partnership, membership or other equity interest (any and all such shares and partnership, membership or other equity interest, certificates, options, rights, dividends, distributions, cash, instruments and other property being herein called the "Pledged Shares").

     (b) PROCEEDS. All proceeds of any and all of the foregoing Pledged Shares and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Pledged Shares.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 2.2. OBLIGATIONS SECURED. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred:

     (a) CREDIT AGREEMENT INDEBTEDNESS. The payment by Debtor, as and when due and payable, of all amounts from time to time owing by Debtor under or in respect of the Credit Agreement, the Note, or any of the other Obligation Documents, and the due performance by Debtor of all of its other obligations under or in respect of the various Obligation Documents.

     (b) OTHER INDEBTEDNESS. (i) All loans and future advances made by Secured Party, any Affiliate of Bank One, Texas, N.A. or any Lender to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Lenders or Secured Party, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Lenders or Secured Party or to a third party and subsequently acquired by Lenders or Secured Party and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty or otherwise (it being contemplated that Debtor may hereafter become indebted to Lenders or Secured Party in further sum or sums but neither Lenders nor Secured

Party shall have any obligation to extend further indebtedness by reason of this Agreement), and (ii) the payment and performance of any and all present or future obligations of Debtor according to the terms of any present or future interest rate or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement, or other exchange rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Debtor, any Subsidiary of Debtor, and one or more parties constituting Secured Party or any Lender (or any affiliate of any Lender).

     (c)  RENEWALS.  All  renewals,   extensions,   amendments,   modifications,
supplements, or restatements of or substitutions for any of the foregoing.

            ARTICLE III. - REPRESENTATIONS. WARRANTIES AND COVENANTS

     Section 3.1. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Agent and Lenders as follows:

     (a) OWNERSHIP AND LIENS. Debtor has good and marketable title to the Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Credit Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Secured Party relating to this Agreement.

     (b) NO CONFLICTS OR CONSENTS. Neither the ownership or the intended use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws of Debtor or any Issuer, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Debtor or any Issuer, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Debtor or any Issuer except as expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority, Issuer or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

     (c) SECURITY INTEREST. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien, adverse claim, or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Obligations. The taking possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and the filing of the financing statements delivered concurrently herewith by Debtor to Secured Party will perfect, and establish the first priority of, Secured Party's security interest hereunder in the Collateral securing the Obligations. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings as contemplated in Section 3.3(d).

     (d) LOCATION OF DEBTOR AND RECORDS. Debtor's chief executive office and principal place of business and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page to the Credit Agreement and at 901 Main Street, Suite 6000, Dallas, Texas.

     (e) PLEDGED SHARES. Debtor has delivered to Secured Party all certificates evidencing Pledged Shares. All such certificates are valid and genuine and have not been altered. All shares and other securities constituting Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of Pledged Shares (or rights in respect thereof) have been paid. No restrictions or conditions exist with respect to the transfer, voting or capital of any Pledged Shares. The Pledged Shares constitute the percentage of the class of issued shares of capital stock, partnership interest or membership interest which is indicated on EXHIBIT A attached hereto. No Issuer of any Pledged Shares has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding, as applicable, or any other rights outstanding whereby any Person would be entitled to have issued to him capital stock, partnership interests or membership interests of such Issuer.

     Section 3.2. AFFIRMATIVE COVENANTS. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Obligations or the Commitment is outstanding.

     (a) OWNERSHIP AND LIENS. Debtor will maintain good and marketable title to all Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Credit Agreement. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause to be terminated any financing statement or other registration with respect to the Collateral, except such as may exist or as may have been filed in favor of Secured Party. Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person.

     (b) FURTHER ASSURANCES. Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect and preserve the security interest created or purported to be created hereby;
(B) delivering to Secured Party (upon request, to the extent not otherwise required hereunder to be delivered without request) all originals of chattel paper, documents or instruments which are from time to time included in the

Collateral; and (C) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

     (c) INSPECTION AND INFORMATION. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain. Debtor will furnish to Secured Party any information which Secured Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or Debtor's business, properties, or financial condition.

     (d) DELIVERY OF PLEDGED SHARES. All instruments and writings evidencing the Pledged Shares shall be delivered to Secured Party on or prior to the execution and delivery of this Agreement. All other instruments and writings hereafter evidencing or constituting Pledged Shares shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Debtor. All such Pledged Shares shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

     (e) PROCEEDS OF PLEDGED SHARES. If Debtor shall receive, by virtue of its being or having been an owner of any Pledged Shares, any (i) stock certificate (including any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital; reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), certificate evidencing any partnership or membership interest, promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Shares, or otherwise; (iii) dividends or other distributions payable in cash (except such dividends or distributions permitted to be retained by Debtor pursuant to
Section 4.8 hereof) or in securities or other property, or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive the same in trust for the benefit of Secured Party, shall segregate it from Debtor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

     (f) STATUS OF PLEDGED SHARES. The certificates evidencing the Pledged Shares shall at all times be valid and genuine and shall not be altered. The Pledged Shares constituting capital stock at all times shall be duly authorized, validly issued, fully paid, and non-assessable, and shall not be issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound.

     (g) NOTICES FROM ISSUER. Debtor will promptly deliver to Secured Party a copy of each notice or other communication received by Debtor from any Issuer in respect of any Pledged Shares.

     Section 3.3. NEGATIVE COVENANTS. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Obligations or the Commitment is outstanding.

     (a) TRANSFER OR ENCUMBRANCE. Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Debtor grant a Lien upon or execute, file or record any financing statement or other registration with respect to the Collateral, nor will Debtor allow any such Lien, financing statement, or other registration to exist or deliver actual or constructive possession of the Collateral to any other Person, other than Liens in favor of Secured Party or expressly permitted by the Credit Agreement.

     (b) IMPAIRMENT OF SECURITY INTEREST. Debtor will not take or fail to take any action which would in any manner impair the enforceability of Secured Party's security interest in any Collateral.

     (c) COMPROMISE OF COLLATERAL. Debtor will not adjust, settle, compromise, amend or modify any of its rights in the Collateral.

     (d) FINANCING STATEMENT FILINGS. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Debtor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any records concerning any Collateral or (ii) in the location of its chief executive office or chief place of business, unless Debtor shall have notified Secured Party of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any notice furnished pursuant to this subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.

     (e) DILUTION OF SHAREHOLDINGS. Debtor will not permit the issuance of (i) any additional shares of any class of capital stock of any Issuer (unless immediately upon issuance the same are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issue in at least the same percentage of such Issuer's outstanding shares as Issuer had before such issue), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares of capital stock, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock.

     (f) RESTRICTIONS ON PLEDGED SHARES. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Shares.

                ARTICLE IV. - REMEDIES. POWERS AND AUTHORIZATIONS

     Section 4.1. PROVISIONS CONCERNING THE COLLATERAL.

     (a) ADDITIONAL FILINGS. Debtor hereby authorizes Secured Party to file, without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or of any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

     (b) POWER OF ATTORNEY. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, after the occurrence of a Default or of an Event of Default, to take any action, and to execute or endorse any instrument, certificate or notice, which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including: (i) to request or instruct each Issuer (and each registrar, transfer agent, or similar Person acting on behalf of each Issuer) to register the pledge or transfer of the Collateral to Secured Party;
(ii) to otherwise give notification to any Issuer, registrar, transfer agent, financial intermediary, or other Person of Secured Party's security interests hereunder; (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, endorse and collect any drafts or other instruments, documents and chattel paper; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of Secured Party with respect to any of the Collateral. Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest and are irrevocable.

     (c) PERFORMANCE BY SECURED PARTY. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

     (d) COLLECTION RIGHTS. Secured Party shall have the right at any time after the occurrence of a Default or of an Event of Default, to notify any or all obligors (including any Issuer) under any accounts or general intangibles included among the Collateral of the assignment thereof to Secured Party and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor could have done. After Debtor receives notice that Secured Party has given any notice referred to above in this subsection: (i) all amounts and proceeds (including instruments and writings) received by Debtor in respect of such accounts or general intangibles shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and (A) applied as a voluntary prepayment under the Credit Agreement so long as no Default or Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and (ii) Debtor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof (including any Issuer) or allow any credit or discount thereon.

     Section 4.2. EVENT OF DEFAULT REMEDIES. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

     (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral);

     (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, promptly assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of Debtor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

     (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

     (d) dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

     (e) buy the Collateral, or any part thereof, at any public sale;

     (f) buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

     (g) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment; and

     (h) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise (provided that Secured Party shall in no circumstances be deemed to have retained the Collateral in satisfaction of the Obligations in the absence of an express notice by Secured Party to Debtor that Secured Party has either done so or intends to do so).

Debtor agrees that, to the extent notice of sale shall be required by law, at least seven (7) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 4.3. APPLICATION OF PROCEEDS. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

     (a) To the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

     (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

     (c) To the reimbursement of Secured Party for the amount of any obligations of Debtor or any Other Liable Party paid or discharged by Secured Party pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of Secured Party payable by Debtor hereunder or under the other Obligation Documents;

     (d) To the satisfaction of any other Obligations;

     (e) By holding the same as Collateral;

     (f) To the payment of any other amounts required by applicable law (including Section 9.504(a)(3) of the Code or any successor or similar, applicable statutory provision); and

     (g) By delivery to Debtor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

     Section 4.4. DEFICIENCY. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

     Section  4.5.   INDEMNITY  AND  EXPENSES.   In  addition  to,  and  not  in
qualification of, any similar obligations under other Obligation Documents:

     (a) Debtor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement) WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR PART, UNDER ANY . CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED BY OR ARISE OUT OF SECURED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by Secured Party's gross negligence or willful misconduct.

     (b) Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Secured Party hereunder; or (vi) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's gross negligence or willful misconduct.

     Section 4.6. NON-JUDICIAL REMEDIES. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

     Section 4.7. OTHER RECOURSE. Debtor waives any right to require Secured Party to proceed against any other Person, exhaust any Collateral or other security for the Obligations, or to have any Other Liable Party joined with Debtor in any suit arising out of the Obligations or this Agreement, or pursue any other remedy in Secured Party's power. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Obligations of any Other Liable Party from time to time. Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Obligations shall have been paid in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor without affecting Debtor's liability hereunder or on the Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Obligations or other security for the Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than Debtor, and (e) release or substitute any Other Liable Party.

     Section 4.8. VOTING RIGHTS, DIVIDENDS, ETC. IN RESPECT OF PLEDGED SHARES.

     (a) So long as no Default or Event of Default shall have occurred and be continuing Debtor may receive and retain any and all dividends, distributions or interest paid in respect of the Pledged Shares; PROVIDED, HOWEVER, that any and all

          (i) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Shares,

          (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

          (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares,

 shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Shares and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party in the exact form received with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

     (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

          (i) all rights of Debtor to receive and retain the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (a) of this section shall automatically cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to receive and hold as Pledged Shares such dividends, distributions and interest payments;

          (ii) without limiting the generality of the foregoing, Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Shares, and, in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer, agent, registrar or other designated agent upon such terms and conditions as it may determine; and

          (iii) all dividends, distributions and interest payments which are received by Debtor contrary to the provisions of subsection (b)(i) of this section shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party as Pledged Shares in the exact form received, to be held by Secured Party as Collateral.

Anything herein to the contrary notwithstanding, Debtor may at all times exercise any and all voting rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document.

     Section 4.9. PRIVATE SALE OF PLEDGED SHARES. Debtor recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Shares and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any, such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Debtor further acknowledges and agrees that any offer to sell such securities which has been (a) publicly advertised on a BONA FIDE basis in a newspaper or other publication of general circulation in the financial community of Dallas, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not less than fifteen (15) BONA FIDE offerees shall be deemed to involve a "public sale" for the purposes of
Section 9.504(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Secured Party may, in such event, bid for the purchase of such securities.

                           ARTICLE V. - MISCELLANEOUS

     Section 5.1. NOTICES. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement.

     Section 5.2. AMENDMENTS. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, end then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of Lenders as required in the Credit Agreements.

     Section 5.3. PRESERVATION OF RIGHTS. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Obligations. The rights and remedies of Secured Party provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Secured Party under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Obligation Document against such party or against any other Person.

     Section 5.4. UNENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.5. SURVIVAL OF AGREEMENTS. All representations and warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement; the execution and delivery of any other Obligation Documents and the creation of the Obligations.

     Section 5.6. OTHER LIABLE PARTY. Neither this Agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which Debtor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

     Section 5.7. BINDING EFFECT AND ASSIGNMENT. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer any or all of the Obligations to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Secured Party, herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

     Section 5.8. TERMINATION. It is contemplated by the parties hereto that there may be times when no Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Obligations. Upon the satisfaction in full of the Obligations, upon the termination or expiration of the Credit Agreement and any other commitment of Secured Party to extend credit to Debtor, and upon written request for the termination hereof delivered by Debtor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Secured Party will, upon Debtor's request and at Debtor's expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     Section 5.9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona applicable to contracts made and to be performed entirely within such State, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular collateral, are governed by the laws of a jurisdiction other than such State.

     Section 5.10. COUNTERPARTS; FAX. This Agreement may be separately executed in counterparts and by the parties hereto, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly executed in counterpart and delivered to the other party by facsimile or other electronic transmission provided that Debtor delivers its original counterpart signature page to Secured Party the next business day immediately following the date of its execution of this Agreement by depositing same with a reputable overnight courier service.

     Section 5.11. RATIFICATION OF ORIGINAL AGREEMENT. Debtor hereby ratifies and confirms the Original Agreement and ratifies, confirms, extends, pledges and re-pledges, grants and re-grants to Secured Party the security interest and Liens granted to Secured Party in the Collateral to secure payment of all Obligations, as described in the Original Agreement. Any reference to the Original Agreement in any other document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any provision of the Original Agreement or any other document.

     Section 5.12. LOAN DOCUMENT; SECURITY DOCUMENT. This Agreement is a "Loan Document" and a "Security Document," as defined in the Credit Agreement, and this Agreement is subject to all provisions of the Credit Agreement governing Loan Documents and Security Documents.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        E-DENTIST.COM, INC.,
                                        a Delaware corporation



                                        By: /s/ JAMES M. POWERS, JR.
                                            ------------------------------------
                                            James M. Powers, Jr.
                                            President & Chief Executive Officer

                                    EXHIBIT A

                       DESCRIPTION OF INTERESTS IN ISSUERS

                                                                                 PERCENTAGE INTEREST,
                                                                                PARTNERSHIP INTEREST OR
NAME OF ISSUER                  CERTIFICATE NO.        NO. OF SHARES/UNITS        MEMBERSHIP INTEREST
--------------                  ---------------        -------------------        -------------------
Pentegra Investments, Inc.             1                        1                        100%

                      REMITTANCE ACCOUNT CONTROL AGREEMENT

     THIS REMITTANCE ACCOUNT CONTROL AGREEMENT (this "Agreement"), is made as of June 29, 2001, among BANK ONE ARIZONA, N.A., a national banking association (the "Bank"), E-DENTIST.COM, INC., a Delaware corporation formerly known as Pentegra Dental Group, Inc. ("Borrower"), and BANK ONE TEXAS, N.A., a national banking association (together with its successors, assigns and transferees, "Lender").

                             PRELIMINARY STATEMENT:

     The capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed to such terms in that certain Credit Agreement dated June 1, 1998, as amended, between Borrower and Lender (together with all amendments thereto and as same may from time to time may be further amended, supplemented or restated, the "Credit Agreement").

     Pursuant to the Credit Agreement, Lender has made certain loans to Borrower (collectively, the "Loans"). The Loans are secured by liens on the Collateral pursuant to the Security Documents. In connection with the Credit Agreement and the Loans, Borrower has executed and delivered that certain Security Agreement dated of even date herewith (the "Security Agreement"), as additional security for its Obligations under the Loan Documents wherein all Dental Practice Payments (as such term is defined below) paid in connection with the Dental Practice Notes have been pledged to Lender.

     NOW, THEREFORE, in consideration of the mutual premises contained herein and in the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound, as follows:

     Section 1. DEFINED TERMS.

          (a) As used herein, the following capitalized terms shall have the respective meanings set forth below:

     "AGREEMENT" shall have the meaning set forth in the Preliminary Statement hereto.

     "CREDIT AGREEMENT" shall have the meaning set forth in Preliminary Statement hereto.

     "LOANS" shall have the meaning set forth in the Preliminary Statement hereto.

     "REMITTANCE ACCOUNT" shall have the meaning set forth in Section 2(a) hereof.

     "SECURITY AGREEMENT" shall have the meaning set forth in the Preliminary Statement hereto.

          (b) All terms used but not otherwise defined in this Agreement shall have the same defined meanings set forth in the Credit Agreement or in the other Loan Documents, unless the context shall require otherwise.

          (c) The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

     Section 2. DUTIES.

          (a) The Bank has established in the name of Borrower a separate bank account known as Account No. 4848-6521 (the "Remittance Account") for the deposit of all Dental Practice Payments and all other cash flow in respect of the Dental Practice Payments. The Remittance Account shall be an account in the name of Borrower.

          (b) The Borrower agrees to cause all Dental Practice Payments and all other cash flow received in respect of the Dental Practice Payments from any Dental Practice Group to be deposited directly into the Remittance Account on the next business day following Borrower's receipt of any such payments. Borrower shall not commingle any such funds in the Remittance Account with the operating account of Borrower at the Bank or with any other accounts of Borrower, and such funds shall be held by Borrower in an express trust for the benefit of Lender until deposited into the Remittance Account as required by the preceding sentence. Any deposit made by or on behalf of Borrower into the Remittance Account shall be deemed deposited into the Remittance Account when the funds in respect of such deposit shall become available funds. Borrower shall provide Lender on a monthly basis with a copy of all information as Lender may request to evidence that all Dental Practice Payments received by Borrower were timely deposited in the Remittance Account. Any failure of Borrower to promptly deposit any Dental Practice Payments in the Remittance Account as provided in this Agreement shall constitute an Event of Default.

          (c) Items deposited by or on behalf of Borrower with the Bank for the Remittance Account which are returned for insufficient or uncollected funds will be re-deposited the first time. Items returned unpaid the second time for whatever reason shall be debited to the Remittance Account under advice and returned to Borrower or taken into account in the Remittance Account analysis provided at the end of the month. Return item fees will be charged by the Bank directly to the Remittance Account.

          (d) The parties agree that until the Obligations are satisfied in full, the Bank shall pay over to the Lender all amounts deposited in the Remittance Account on demand, without prior notice to Borrower.

          (e) In order to further secure the performance by Borrower of the Obligations, Borrower hereby acknowledges and confirms that: (i) Lender and its authorized agents or designees shall have the right to make withdrawals from the Remittance Account; and (ii) neither Borrower nor any other Person claiming on behalf of or through Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any amounts from, the Remittance Account. The Remittance Account has been assigned the federal tax identification number of Borrower, which number is 76-0545043.

          (f) The Bank shall send a monthly account statement to Borrower and to Lender, which monthly account statement shall specify the credits and charges to the Remittance Account with respect to the Dental Practice Payments for the previous monthly period.

          (g) The Bank may terminate this Agreement at any time and for any reason by written notice delivered to all parties hereto thirty (30) days prior to the effective date of such termination. The Bank hereby agrees that it shall take all reasonable action necessary to facilitate the transfer of its obligations, duties and rights to the replacement clearing bank selected by Borrower and Lender. The Lender, acting alone, may terminate this Agreement at any time by written notice delivered to the Borrower and the Bank. This Agreement may not be terminated by the Borrower without the prior written consent of the Lender. No such termination shall impair the rights of any party with respect to checks processed prior to the effective date of termination. In the event that this Agreement is terminated by the Bank in accordance with this Section, the Lender and the Borrower shall enter into a mutually acceptable new deposit control agreement with a mutually acceptable bank, in form and substance substantially similar to this Agreement, except as may otherwise be required by such new bank. This Agreement shall terminate upon the repayment of the Loans and satisfaction of the Obligations. Upon termination of this Agreement, Lender shall deliver such instruments as shall be necessary to terminate this Agreement and close the Remittance Account.

          (h) The Bank shall have no liability whatsoever to any of the parties hereto or their respective successors and assigns for any loss or damage that either or both may claim to have suffered or incurred, either directly or indirectly, by reason of this Agreement, or any transaction or service contemplated by the provisions hereof, unless the Bank's actions or omissions are due to its failure to exercise due care and caution or its willful misconduct. This Section shall survive any expiration or termination of this Agreement.

          (i) No warranties, express or implied, of any nature whatsoever are made by the Bank in connection with the services to be provided under this Agreement.

          (j) In the event that the Bank is served with a court order which affects the Remittance Account, the Bank will act in accordance with such court order. Until a court order is received by the Bank, whether such order is issued by the bankruptcy court or any other court of competent jurisdiction, the Bank shall not have the right nor will it place a hold on funds in, or in the process of being deposited to, the Remittance Account and will process funds in strict accordance with the terms and conditions of this Agreement.

     Section 3. FEES. The Borrower shall be, and at all times remains, liable to the Bank and Lender to pay all fees, charges, costs and expenses in connection with the Remittance Account, this Agreement and the subject matter hereof, including those of the Bank and Lender. The fees and charges of the Bank shall be set forth in the monthly statement prepared by the Bank pursuant to Section 2(f) hereof.

     Section 4. MATTERS CONCERNING BORROWER.

          (a) Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the payment and performance of the Obligations, a continuing security interest in and to: (i) the Remittance Account and all of the Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited in the Remittance Account from time to time by Borrower or on behalf of Borrower in accordance with the provisions of this Agreement; and (ii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of the Obligations owed by Borrower to Lender under the Credit Agreement and the Note. Borrower acknowledges and agrees that the Bank is acting at the direction of, and as the agent of, Lender in connection with the subject matter of this Agreement. Borrower further agrees to execute, acknowledge, deliver, file or do, at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, secure, assign, transfer and convey unto Lender any of the rights granted by this Section 4.

          (b) Lender may withdraw and apply all sums from the Remittance Account to the Obligations in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply amounts in the Remittance Account shall be in addition to all other rights and remedies provided to Lender under this Agreement, the Credit Agreement and the other Loan Documents and at law or in equity. Bank shall promptly pay over to Lender all amounts from time to time on deposit in the Remittance Account. Bank shall have the right to rely upon any notice from Lender to Bank regarding the Remittance Account, and the Bank shall promptly comply with the terms and provisions of this Agreement required of the Bank, notwithstanding any countervailing or contradictory instructions or claims from the Borrower, and Borrower hereby releases the Bank of and from any claims, damages, actions, causes of actions or liabilities that Borrower may have against the Bank for following the terms of this Agreement.

          (c) A default under this Agreement shall constitute an Event of Default under the Credit Agreement; and an Event of Default under the Credit Agreement or any other Loan Document shall constitute a default under this Agreement.

     Section 5. AMENDMENT. This Agreement may be amended from time to time in writing by all parties hereto.

     Section 6. NOTICES. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called "Notices") shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

If to Lender:                  Bank One, N.A.
                               c/o Bank One Arizona, N.A.
                               Large Corporate Managed Assets
                               Mail Code:  AZ1-1133
                               201 North Central Avenue
                               Phoenix, AZ  85004-2267
                               Attention:  Dennis Warren

If to Bank:                    Bank One, N.A.
                               Large Corporate Managed Assets
                               Mail Code:  AZ1-1133
                               201 North Central Avenue
                               Phoenix, AZ  85004-2267
                               Attention:  Dennis Warren

If to Borrower:                e-dentist.com, Inc.
                               2999 North 44th Street, Suite 650
                               Phoenix, AZ  85018
                               Attention:   James M. Powers, Jr.
                                            President & Chief Executive Officer

     with a copy to:           e-dentist.com, Inc.
                               2999 North 44th Street, Suite 650
                               Phoenix, AZ  85018
                               Attention:   Charlies Sanders
                                            Chief Financial Officer

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

     Section 7. FORUM SELECTION; JURISDICTION; VENUE; CHOICE OF LAW. Borrower acknowledges that this Agreement was substantially negotiated in the State of Arizona, this Agreement was delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona.

     Section 8. CERTAIN MATTERS AFFECTING THE BANK.

          (a) The Bank hereby acknowledges the security interest granted by Borrower to Lender in and to the Dental Practice Payments and the Remittance Account and agrees to comply with all instructions originated by Lender directing the disposition of the funds in the Remittance Account without further consent of the Borrower. The Bank may rely and shall be protected in acting or refraining from acting upon any notice (including, but not limited to, electronically confirmed facsimiles of such notice) believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b) The duties and obligations of the Bank shall be determined solely by the express provisions of this Agreement, the Bank shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Bank.

          (c) The Bank shall not be liable for any claims, suits, actions, costs, damages, liabilities, or expenses, or for any interruption of services, or incidental, consequential, special or punitive damages ("Liabilities") in connection with the subject matter of this Agreement other than Liabilities caused by (i) the negligence or willful misconduct of the Bank or any of its affiliates or any director, officer, employee or agent of any of them, or (ii) a breach of this Agreement by the Bank. Lender and Borrower hereby agree to indemnify and hold harmless the Bank and its respective affiliates and the directors, officers, employees, and agents of any of them and the successors and assigns of the Bank from and against any and all Liabilities arising from or in connection with any acts or omissions or agent of any of them in connection with this Agreement, other than those Liabilities caused by (i) the gross negligence or willful misconduct of the Bank or such indemnified party, or (ii) breach of this Agreement by the Bank.

          (d) Except for this Agreement, the Bank acknowledges to Lender that there are no other deposit control agreements or other agreements affecting the Remittance Account to which the Bank is a party.

     Section 9. HEADINGS. The Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 10. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 11. Intentionally Omitted.

     Section 12. SUBROGATION. To the extent that proceeds of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Lender at Borrower's request and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     Section 13. CONSTRUCTION. Borrower and Lender acknowledge and warrant to one other that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

     Section 14. ASSIGNMENT. Lender may assign in whole or in part its rights under this Agreement to any Eligible Transferee. Upon any assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein.

     Section 15. COUNTERPARTS; FAX. This Agreement may be executed in any number of counterparts and each thereof shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument. This Agreement may be validly executed in counterparts and delivered by facsimile or other electronic transmission, provided that Borrower delivers its original counterpart signature pages to Bank and Lender the next business day immediately following the date of its execution of this Agreement by depositing same with a reputable overnight courier service.

     Section 16. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

     Section 17. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. BORROWER, BANK AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY HERETO OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF BORROWER, BANK AND LENDER, BORROWER'S USE OF THE COLLATERAL, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM LENDER OR BANK WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY BORROWER AGAINST LENDER, BANK OR THEIR RESPECTIVE SUCCESSORS, ASSIGNS OR TRANSFEREES WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BORROWER OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY BORROWER, BANK AND LENDER AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

     Section 18. LOAN DOCUMENT; SECURITY DOCUMENT. This Agreement is a Loan Document and a Security Document under the Credit Agreement, and all provisions in the Credit Agreement pertaining to Loan Documents and Security Documents apply hereto and thereto.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Remittance Account Control Agreement in several counterparts (each of which shall be deemed as original) as of the date first above written.

                                        BORROWER:

                                        E-DENTIST.COM, INC., a Delaware
                                        corporation


                                        By: /s/ JAMES M. POWERS, JR.
                                            ------------------------------------
                                            Name: James M. Powers, Jr.
                                            Title: President & Chief Executive
                                                   Officer


                                        LENDER:

                                        BANK ONE TEXAS, N.A., a national banking association


                                        By: /s/ DENNIS B. WARREN
                                            ------------------------------------
                                            Name: Dennis B. Warren
                                            Title: First Vice President


                                        BANK:

                                        BANK ONE ARIZONA, N.A., a national
                                        banking association


                                        By: /s/ DENNIS B. WARREN
                                            ------------------------------------
                                            Name: Dennis B. Warren
                                            Title: First Vice President

                             RESTRICTION ON TRANSFER

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, WITHOUT (I) THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

                                     WARRANT

                  To Subscribe for and Purchase Common Stock of

                               e-dentist.com, Inc.

     THIS CERTIFIES THAT, for value received, Bank One, N.A., a national banking association, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from e-dentist.com, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including June 29, 2010, that number of shares (the "Warrant Shares") of the Company's common stock, par value $0.001 per share ("Common Stock") which is equal to three percent (3.0%) of the maximum number of shares of Common Stock outstanding on a fully diluted basis on any date of determination during the term of this Warrant (subject to further adjustment as noted below). The number of Warrant Shares shall be determined on the first day of each calendar quarter, on each day the Holder may exercise this Warrant in respect of any Warrant Shares, and on each day on which the Holder may request that the Company calculate the number of Warrant Shares (each such date is herein referred to as a "Determination Date"). For purposes of this Warrant, the number of "shares of Common Stock outstanding on a fully diluted basis" on any Date of Determination shall include (i) all shares of Common Stock issued and outstanding on such date plus (ii) the maximum number of shares of Common Stock that may be issued under or pursuant to all options, warrants or other rights to acquire in any manner issued and outstanding on such date (whether of not any such option, warrant or other right is then exercisable or may become exercisable at some future date). Notwithstanding the foregoing, the number of Warrant Shares shall be determined and fixed at 3% as aforesaid, and (subject to adjustment pursuant to Section 4) on the date that the Company satisfies all of its obligations to Bank One, N.A. and its affiliates.

     The Warrant purchase price shall be forty-two cents ($0.42) per share (the "Exercise Price"). The Exercise Price shall be subject to adjustment as provided in Section 4 hereof.

     This Warrant is subject to the following provisions, terms and conditions:

     1. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018 (or such other location as the Company may designate by notice in writing to the Holder hereof) and upon payment to it by check of the purchase price for such shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, and if the Company shall have elected not to issue such fraction of a share, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the fair market value per share of outstanding Common Stock of the Company on the Business Day immediately prior to the date of such exercise (the fair market value for such purpose shall be the closing price of the Common Stock on the principal stock exchange on which the Common Stock is then traded or the principal quotation system in which bid and ask prices for the Common Stock are then maintained). The Company agrees that the shares so purchased shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment tendered for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased (bearing an appropriate legend to indicate that the shares have not been registered under securities laws) shall be delivered to the Holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant reflecting the shares, if any, as to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time.

     2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions of this Agreement and the restrictive legend under the heading "Restriction on Transfer."

     3. The Company covenants and agrees that:

          (a) all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes);

          (b) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant;

          (c) during the period within which the rights represented by this Warrant may be exercised, the Company further will use reasonable best efforts to maintain the eligibility of the Common Stock for listing on the American Stock Exchange and quotation on the domestic over-the-counter market and use reasonable best efforts to keep the Common Stock so listed and quoted;

          (d) during the period within which the rights represented by this Warrant may be exercised, the Company's Certificate of Incorporation and by-laws shall not be amended or modified if such amendment or modification has or would have, directly or indirectly, a material adverse effect on the Holder of this Warrant or Common Stock purchased or purchasable upon exercise of this Warrant or on the rights and remedies hereunder; and

          (e) during the period within which the rights represented by this Warrant may be exercised, the Company will promptly after each Determination Date (defined in the first paragraph of this Warrant) notify the Holder in writing of the number of Warrant Shares determined as of such Determination Date, and each such notification shall be accompanied by a certificate, signed by the Company's principal financial officer, setting forth in reasonable detail the information used to determine the number of Warrant Shares on such Determination Date.

     4. (a) If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then the Exercise Price shall be adjusted, effective at such time, to a number determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization and the denominator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization.

          (b) (i) If the Company shall after the date of issuance of this Warrant issue or otherwise sell or distribute any shares of Common Stock, otherwise than pursuant to a Common Stock Reorganization (any such event, including any event described in paragraphs (ii) and (iii) below, being herein called a "Common Stock Distribution"), if such Common Stock Distribution shall be for a consideration per share less than the Exercise Price in effect immediately prior to the date of such Common Stock Distribution, or on the first date of the announcement of such Common Stock Distribution (whichever is less), then, effective upon such Common Stock Distribution, the Exercise Price shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to the Common Stock Distribution, plus (B) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company (determined as provided below) for such Common Stock Distribution would buy at the last sales price thereof, as of the date immediately prior to such Common Stock Distribution or as of the date immediately prior to the date of announcement of such Common Stock Distribution (whichever is less) and the denominator of which shall be the total number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock issued (or deemed to be issued pursuant to paragraphs
(ii) and (iii) below) in such Common Stock Distribution.

                    The   provisions  of  this   paragraph  (i),   including  by
operation of paragraph (ii) or (iii) below, shall not operate to increase the Exercise Price.

               (ii) If the Company shall after the date of issuance of this Warrant issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the last sales price per share of outstanding Common Stock of the Company on the date of granting such Options or on the date of announcement thereof (whichever is less), then for purposes of paragraph (i) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (iv) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

               (iii) If the Company shall after the date of issuance of this Warrant issue, sell or otherwise distribute or grant (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the last sales price per share of outstanding Common Stock of the Company on the date of such issue, sale or distribution or on the date of announcement thereof (whichever is less), then, for purposes of paragraph (i) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (iv) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

               (iv) If the purchase price provided for in any Option referred to in paragraph (ii) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(ii) or (iii) above, or the rate at which any Convertible Securities referred to in paragraph (ii) or (iii) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against, and having the effect of protecting against, dilution upon an event which results in a related adjustment pursuant to this paragraph 4), the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be; PROVIDED, HOWEVER, that such readjustment shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding. If, at any time after any adjustment of the Exercise Price shall have been made pursuant to this paragraph 4 on the basis of the issuance of any Option or Convertible Securities or after any new adjustments of the Exercise Price shall have been made pursuant to this paragraph, the right of conversion, exercise or exchange in such Option or Convertible Securities shall expire or terminate, and the right of conversion, exercise or exchange in respect of a portion of such Option or Convertible Securities shall not have been exercised, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such Option or Convertible Securities on the basis of treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange as having been issued on the date or dates of such conversion, exercise or exchange and for the consideration actually received and receivable therefor, and treating any such Option or Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of any such issuance for the consideration per share for which shares of Common Stock are issuable under such Option or Convertible Securities; and, if and to the extent called for by the foregoing provisions of this paragraph on the basis aforesaid, a new adjustment of the Exercise Price shall be made, which new adjustment shall supersede (effective only with respect to any exercise of this Warrant after such readjustment) the previous adjustment so rescinded and annulled.

               (v) If the Company shall after the date of issuance of this Warrant pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, options or Convertible Securities, then, for purposes of paragraph (i) above, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

               (vi) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed by the Company for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor net of any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed by the Company for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, provided, however, that the fair market value of any security for which a last sales price is available shall be the market price of such security, after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

               (vii) If the Company shall set a record date for the purpose of entitling the holders of the Common Stock to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (viii) For purposes of determining whether any adjustment is required pursuant to this paragraph 4 any security of the Company having rights substantially equivalent to the Common Stock as to dividends or upon liquidation dissolution or winding up of the Company shall be treated as if such security were Common Stock.

          (c) If the Company shall after the date of issuance of this Warrant issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any property, assets or cash, and if such issuance or distribution does not constitute a Common Stock Reorganization or a Common Stock Distribution (any such nonexcluded event being herein called a "Dividend"), the Exercise Price shall be adjusted (but not increased), effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Dividend, to a number determined by multiplying the Exercise Price immediately before such Dividend by a fraction, the numerator of which shall be the last sales price per share of outstanding Common Stock of the Company on such record date less the then fair market value, as determined in good faith by the Board of Directors of the Company, of the evidences of indebtedness, securities, cash, or property or other assets issued or distributed in such

Dividend with respect to one share of Common Stock and the denominator of which shall be the last sales price per share of outstanding Common Stock on such record date. If after the date of issuance of this Warrant the Company repurchases shares of Common Stock for a per share consideration which exceeds the last sales price (as calculated immediately prior to such repurchase), then the Exercise Price shall be adjusted in accordance with the foregoing provision, as if, in lieu of such repurchases, the Company had (A) distributed a Dividend having a fair market value, as determined in good faith by the Board of Directors of the Company, equal to the fair market value, as determined in good faith by the Board of Directors of the Company, of all property and cash expended in the repurchases, and (B) effected a reverse split of the Common Stock in the proportion required to reduce the number of shares of Common Stock outstanding from (I) the number of such shares outstanding immediately before such first repurchase to (II) the number of such shares outstanding immediately following all the repurchases. In lieu of the adjustments provided for in this paragraph 4(c) as a result of a Dividend, at the option of Holder, the Company shall instead pay to the Holder a cash Dividend equal to the amount of consideration to which the Holder would have been entitled if the Holder had fully exercised this Warrant immediately prior to the record date at which the holders of shares of Common Stock were determined for purposes of such Dividend.

          (d) If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value), in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital
Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization, assuming such holder (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constituent person"), or an Affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash or other property receivable upon such Capital Reorganization is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or conveyance by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this paragraph the kind and amount of shares of stock and other securities or other property (including cash) receivable upon such Capital Reorganization shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder an agreement as to the Holder's rights in accordance with this paragraph 4(d), providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of this paragraph 4(d) shall similarly apply to successive Capital Reorganizations.

          (e) If after the date of the issuance of this Warrant the Company shall issue by reclassification of its shares of Common Stock other securities of the Company, then the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such issuance shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive after such issuance, had this Warrant been exercised immediately prior to such issuance or any record date with respect thereto. An adjustment made pursuant to this paragraph 4(e) shall become effective upon the date of the issuance retroactive to the record date with respect thereto, if any. Such adjustment shall be made successively whenever such an issuance is made.

          (f) (i) Any adjustments pursuant to this paragraph 4 shall be made successively whenever an event referred to herein shall occur.

               (ii) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Distribution, Dividend or Capital Reorganization, and shall legally abandon such action prior to effecting such Action, then no adjustment shall be made pursuant to this paragraph 4 in respect of such action.

               (iii) No adjustment in the Exercise Price shall be made hereunder unless such adjustment decreases such price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such price by one percent or more.

               (iv) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $0.001 per share of Common Stock.

               (v) No adjustment shall be made pursuant to this paragraph 4 in respect of (A) exercises or conversions of any rights, warrants, options, or convertible securities outstanding on the date hereof or issued to employees of the Company or any parent or subsidiary pursuant to stock option plans in effect on the date of this Warrant, (B) the issuance (or deemed issuance) or repurchase of shares of Common Stock in connection with the exercise of the Warrant or (C) the issuance of shares of Common Stock in an underwritten public offering managed by a nationally recognized investment banking firm.

          (g) As a condition precedent to the taking of any action which would require an adjustment pursuant to this paragraph 4, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

          (h) Promptly after an adjustment or readjustment pursuant to this paragraph 4 becomes determinable, the Company shall give notice to the Holder of any action which requires an adjustment or readjustment pursuant to this paragraph 4, describing such event in reasonable detail and specifying the record date or effective date, if determinable, the required adjustment and the computation thereof, if applicable. If the Holder fails to object to any such notice within 30 days of receipt of the Company's notice, the adjustment will be deemed accepted by the Holder.

     5. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrantholder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

     6. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. (a) The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such Holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares received upon exercise hereof may be effected without registration or qualification (under any Federal or State law) and without causing the loss of the applicable securities law registration exemption(s) relied upon by the Company when it issued this Warrant. Upon receipt of such written notice and opinion by the Company, such Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition shall be endorsed on this Warrant or the certificates for such shares.

          (b) This Warrant (and the shares of Common Stock issuable upon the exercise of this Warrant) is entitled to the benefit of certain registration rights pursuant to a Registration Rights Agreement, a copy of which is attached hereto as Schedule 1.

     8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof, at the principal office of the Company by the Holder hereof in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed and this Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the rights to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

     9. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this paragraph 9:

          If to the Company:                 e-dentist.com, Inc.
                                             2999 North 44th Street
                                             Suite 650
                                             Phoenix, AZ 85018
                                             Telephone: (602) 952-1200
                                             Facsimile: (602) 952-0544
                                             Attention: Mr. James M. Powers, Jr.

          If to the Holder:                  Bank One, N.A.
                                             201 North. Central Avenue
                                             Phoenix, AZ 85004-2267
                                             Telephone: (602) 221-2910
                                             Facsimile: (602) 221-1737
                                             Attention: Dennis B. Warren

     10. (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder. The provisions of the Registration Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

          (b) Any such amendment, modification or waiver effected pursuant to this paragraph 10 or the applicable provisions of the Registration Rights Agreement shall be binding upon the Holder of the Warrant and Common Stock issuable upon exercise, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to the Holder and, if appropriate, notation thereof shall be made on any Warrant thereafter surrendered for registration of transfer or exchange. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     11. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrant shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as any Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

     12. All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     13. In case any one or more of the provisions contained in the Registration Rights Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     14. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any at the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not, directly or indirectly, increase the par value of any shares of Common Stock receivable upon the exercise of this warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable (subject to Wisconsin law) shares of Common Stock upon the exercise of this warrant, and (c) use its commercially reasonable best efforts to obtain all such authorizations exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     15. (a) Any legal action or proceeding with respect to this Warrant may be brought in the courts of the State of Arizona located in Maricopa County or of the United States District Court for the District of Arizona, and, by execution and delivery of this Warrant, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Company at its address set forth in paragraph 9 and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

          (b) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Warrant brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     16. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the laws of the State of Arizona, without giving effect to rules governing the conflict of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of June 29, 2001.

                                        E-DENTIST.COM, INC.


                                        By /s/ JAMES M. POWERS, JR.
                                           -------------------------------------
                                           James M. Powers, Jr.
                                           President and Chief Executive Officer

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________ all of the rights of the undersigned under this Warrant, with respect to the number of shares set forth below, and appoints ___________________________ to transfer this Warrant on the books of E-DENTIST.COM, INC. with the full power of substitution in the premises.

NAME OF ASSIGNEE            ADDRESS                             NUMBER OF SHARES
----------------            -------                             ----------------







Dated: ______________________

In the presence of:


-----------------------------------         ------------------------------------

               (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.)

                                SUBSCRIPTION FORM


           To be Executed by the Holder of this Warrant if such Holder
             Desires to Exercise this Warrant in Whole or in Part:

To:      E-DENTIST.COM, INC. (the "Company")


         The undersigned
                        --------------------------------------------------------

         Please insert Social Security or other
         identifying number of Subscriber:
                                          --------------------------------------

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $___________, such payment being made as provided on the face of this Warrant.

     Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.

     The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
    ----------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Deliver to:
           ---------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Dated:                                     Signature
      --------------------------                    ----------------------------

                    Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 29, 2001 (the "Agreement"), is made between E-DENTIST.COM, INC., a Delaware corporation (the "Company"), and BANK ONE, N.A., a national banking association (the "Holder").

                                    RECITALS

     A. The Company  and the Holder  have  entered  into a Fourth  Amendment  to
Credit   Agreement  dated  as  of  the  date  of  this  Agreement  (the  "Fourth
Amendment").

     B. The Company has agreed to issue a warrant (the "Warrant") to the Holder to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") to induce the Holder to execute and deliver the Fourth Amendment. The shares of the Common Stock for which the Warrant is exercisable are collectively referred to herein as the "Common Shares."

     C. The Company wishes to execute and deliver this Agreement in order to induce the Holder to provide the loan under the Fourth Amendment and has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Common Shares.

                                   AGREEMENTS

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

     A. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          1. "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          2. "Holder" shall have the meaning set forth in the first paragraph hereof, as well as any transferee or assignee of the initial Holder who agrees to become bound by the provisions of this Agreement in accordance with section 10 hereof.

          3. "Registrable Securities" means the Warrant and the Common Shares, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of Common Stock which may be issued due to anti-dilution adjustments with respect to the Warrant and Common Shares, which are required to be included in a Registration Statement pursuant to section 2 below.

          4. "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold pursuant to a Registration Statement or Rule 144, or

(ii) the date on which the Registrable Securities, may be immediately sold without registration by a Holder who is not an affiliate of the Company pursuant to Rule 144(k) under the 1933 Act or any similar or successor rule (provided that the Holder has received an opinion of the Company's counsel who is reasonably acceptable to the Holder covering the matters referred to in this clause (ii) and such opinion is reasonably satisfactory to the Holder).
Notwithstanding the foregoing, if the Registration Period for one type of Registrable Security shall expire, the Registration Period for all other types of Registrable Securities shall remain unchanged until such time as they are sold in accordance with clause (i) above or may be sold in accordance with clause (ii) above.

          5. "Registration Statement" means a registration statement filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act.

          6. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

          7. "Rule 144" shall mean Rule 144 promulgated under the 1933 Act or any successor rule thereto.

     B. REGISTRATION. The Company covenants and agrees:

     (a) At any time and from time to time, the Holder may make a written request to the Company (a "Demand Notice") that the Company register the offer and sale of all or any part of the Holder's Registrable Securities under the 1933 Act ( a "Demand Registration"). Upon receipt of a Demand Notice, the Company will use its reasonable best efforts to file within 60 days after the date of the Demand Notice a Registration Statement with the SEC registering the Registrable Securities included in the Demand Notice for resale. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC within 120 days after the date of the Demand Notice. Such reasonable best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Registration Statement will receive no action or no review from the SEC, the Company shall cause such Registration Statement to become effective within five business days of such SEC notification. Once declared effective by the SEC, the Company shall use all reasonable best efforts to cause such Registration Statement to remain continuously effective throughout the Registration Period. Notwithstanding anything in this section 2(a) to the contrary, the Holder shall be entitled to no more than two Demand Registrations.

     (b) The offering of such Registrable Securities pursuant to the Registration Statement shall be in the form of either an underwritten offering or through the use of brokers or in privately negotiated transactions, in either case as selected by the Holder within no more than five (5) business days following the date of the Demand Notice. In the event that the Holder elects that the offering be an underwritten offering, the Company and the Holder shall enter into a customary underwriting agreement with such underwriter(s) (and the Holder may at its option require that the representations, warranties and covenants of the Company to or for the benefit of the underwriter(s) also are made for the benefit of the Holder).

     (c) Notwithstanding the foregoing, the Company may delay in filing the Registration Statement and may withhold efforts to cause the Registration Statement to become effective, if the Company determines in good faith that such registration will (i) materially and adversely interfere with or affect the negotiation or completion of any actual or pending material transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay or withhold efforts is exercised, or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders. The Company may exercise such right to delay or withhold efforts not more than once and for not more than sixty (60) days. Notwithstanding anything to the contrary that may be contained in this Agreement, if the Company exercises its right to delay or to withhold efforts, the Company shall use its reasonable best efforts to have the Registration Statement filed or declared effective, as the case may be, at the earliest practicable date after the Company's reasons for delaying or withholding efforts are no longer applicable (but subject to the time limitation in the immediately preceding sentence).

     (d) Whenever the Company proposes to register (including on behalf of a selling stockholder) any of its securities under the 1933 Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4, or any successor forms) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify the Holder in writing no later than the earlier to occur of (i) the tenth (10th) day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) 30 days prior to the anticipated date of filing. Subject to the provisions of section 2(f), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the Holder with fifteen (15) business days after the Holder's receipt of the Company's notice. The Holder may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. The Company, the Holder and any person who hereafter becomes entitled to register its securities in a registration initiated by the Company shall sell their securities on the same terms and conditions.

     (e) If the managing underwriter gives the Company its written opinion that the total number of securities requested to be included in the Piggyback Registration exceeds the number of securities that can be sold, the Company will include the securities in the registration in the following order of priority:
(i) first, all securities the Company or the shareholder for whom the Company is effecting the registration, as the case may be, proposes to sell; (ii) second, up to the full number of Registrable Securities requested to be included in the registration; and (iii) third, any other securities requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree.

     (f) If any Piggyback Registration is an underwritten offering, the Company and the Holder shall enter into a customary underwriting agreement with the underwriter(s) administering the offering. The Holder may not participate in any Piggyback Registration without (i) agreeing to sell securities on the basis provided in the underwriting arrangements approved by the Company, and (ii) completing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

     C.  ADDITIONAL   OBLIGATIONS  OF  THE  COMPANY.   In  connection  with  the
registration of the Registrable Securities, the Company shall have the following additional obligations:

          1. The Company shall keep the Registration Statement effective pursuant to Rule 415 under the 1933 Act at all times during the Registration Period.

          2. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement. In the event the number of shares of Common Stock included in a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement and/or file a new Registration Statement so as to cover all of the Registrable Securities as soon as practicable. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

          3. The Company shall furnish to each Holder whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto, and each substantive letter written by or on behalf of the Company to the SEC and each item of each substantive correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          4. The Company shall use its reasonable best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          5. The Company shall notify each Holder who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Suspension Event"). The Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly use its reasonable best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a copy of such supplement or amendment to each Holder.

          6. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

          7. The Company shall permit a single firm of counsel designated by the Holder to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects.

          8. The Company shall make available for inspection by the Holder whose Registrable Securities are being sold pursuant to such registration and any attorney, accountant or other agent retained by any such Holder (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Holder) of any Record or other information unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such

Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the form of this section 3(h). The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Holder's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

          9. The Company shall cooperate with the Holder of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities, if any, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          10. In the event of an underwritten offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, with such terms and conditions as the Company and the underwriter(s) may agree. The Holder, if participating in such underwriting, shall also enter into and perform its obligations under such an agreement.

          11. The Company shall take all other reasonable actions reasonably requested by the Holder which are necessary to expedite and facilitate disposition by the Holder of the Registrable Securities pursuant to the Registration Statement.

     D. OBLIGATIONS OF THE HOLDER. In connection with the registration of the Registrable Securities, the Holder shall have the following obligations:

          1. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Holder that the Holder shall furnish in writing to the Company such information regarding the Holder, the Registrable Securities held by the Holder and the intended method of disposition of the Registrable Securities held by the Holder as shall be required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          2. The Holder, by acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

          3. The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in section 3(e) or 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by section 3(e) or 3(f) and, if so directed by the

Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

     E. EXPENSES OF REGISTRATION. All expenses, other than discounts and commissions attributable to the sale of any Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to section 2, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

     F. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          1. The Company will indemnify and hold harmless each Holder who holds such Registrable Securities, the directors, if any, of such Holder, the officers and employees, if any, of such Holder, each person, if any, who controls any Holder within the meaning of the 1933 Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) or actions in respect thereof (collectively "Claims") to which any of them become subject under the 1933 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Holder and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to section 3(c) hereof; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Holder pursuant to section 10. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers, directors, trustees, partners, employees, advisors and agents, and each person who controls the underwriters (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), together with all officers, directors, trustees, partners, employees, advisors and agents of such controlling person, to the extent customary in such agreements.

          2. In connection with any Registration Statement in which the Holder is participating, the Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act (an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement, and such Holder will reimburse any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided further, however, that the Holder shall be liable under this section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder pursuant to section 10. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Holder will indemnify the underwriters, their officers, directors, trustees, partners, employees, advisors and agents, and each person who controls the underwriters (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), together with all officers, directors, trustees, partners, employees, advisors and agents of such controlling person, to the extent customary in such agreements.

          3. Promptly after receipt by an Indemnified Person or Indemnified Party under this section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Holder; such legal counsel shall be selected by the Holder. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     G.  CONTRIBUTION.  If for any reason the  indemnification  provided  for in section 6 is unavailable to an Indemnified Party or an Indemnified Person or is insufficient to hold it harmless as payable by the Indemnified Party or an Indemnified Person as contemplated therein, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under section 6, provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     H. CHANGES IN CAPITAL STOCK. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend,
combination   or   reclassification,   or   through  a  merger,   consolidation,
reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed.

     I. RULE 144 REPORTING. With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

     (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

     (c) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (i) a written statement by the Company as to its compliance with the reporting requirements of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 or any registration form under the 1933 Act subsequently adopted by the SEC that permits the inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     J.  ASSIGNMENT  OF  REGISTRATION  RIGHTS.  The  rights to have the  Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holder to transferees or assignees of all or any portion of such Registrable Securities if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. Upon a transfer in compliance with this section 10, all references in this Agreement to "Holder" shall be deemed to refer in addition to any transferee hereunder with respect to such transferred Registrable Securities. Notwithstanding anything to the contrary that may be contained in this Agreement, in the event that the Holder does not transfer all of the Registrable Securities or transfers the Registrable Securities to more than one transferee, the holders of the Registrable Securities thereafter shall be entitled to take any action hereunder by the approval of not less than thirty-three percent (33%) of all Registrable Securities or by the approval of not less than thirty-three percent (33%) of the Registrable Securities which are the subject of such registration, as appropriate. K. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder(s) who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this section 11 shall be binding upon each Holder and the Company.

     L. MISCELLANEOUS.

          1. CONFLICTING INSTRUCTIONS. A person or entity is deemed to be a Holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          2. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this section 12(b):

If to the Company:

               e-dentist.com, Inc.
                  2999 North 44th Street
                  Suite 650
                  Phoenix, AZ 85018
                  Telephone: (602) 952-1200
                  Facsimile: (602) 952-0544
                  Attention: Mr. James M. Powers, Jr.

If to the Holder:

                Bank One, N.A.
                  201 North. Central Avenue
                  Phoenix, AZ 85004-2267
                  Telephone: (602) 221-2910
                  Facsimile: (602) 221-1737
                  Attention: Dennis B. Warren

          3. WAIVER. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          4. GOVERNING LAW. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Arizona applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws.

          5. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Arizona located in Maricopa or of the United States District Court for the District of Arizona, and, by execution and delivery of this Agreement, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Company at its address set forth in section L.2 and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S.

mails. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

          6. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (e) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          7. SEVERABILITY. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          9. SUCCESSORS AND ASSIGNS. Subject to the requirements of section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          10. USE OF PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          11. HEADINGS. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

          13. FURTHER ACTS. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          14. CONSENTS. All consents and other determinations to be made by the Holder pursuant to this Agreement shall be made by Holder(s) holding a majority of the Registrable Securities, determined as if all Warrants then outstanding had been converted into or exercised for Common Shares.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

E-DENTIST.COM, INC.


By: /S/ JAMES M. POWERS, JR.
    -------------------------------
    James M. Powers, Jr., Chairman,
    President and Chief  Executive Officer


HOLDER:

BANK ONE, N.A.



By: /S/ DENNIS B. WARREN
    -------------------------------
    Dennis B. Warren
    First Vice President